[LETTERHEAD OF ERNST & YOUNG LLP]


                    Report of Independent Accountants
                   on Applying Agreed-Upon Procedures


 Partners First Holdings, LLC
 900 Elkridge Landing Road, Suite 300
 Linthicum, Maryland 21090-2925

        and

 The Bank of New York
 101 Barclay Street
 New York, New York 10286


                   Partners First Credit Card Master Trust

 We have performed the procedures enumerated below, which were agreed to by Partners First Holdings, LLC ("PFH") and The Bank of New York, solely to assist you with respect to the amounts set forth in the "Monthly Servicer Reports" prepared for each Series of the Partners First Credit Card Master Trust by PFH pursuant to subsection 5.2(b) of the applicable Pooling and Servicing Agreement Supplements as defined in Attachment A, during the periods specified in Attachment A. This engagement to apply agreed-upon procedures was performed in accordance with standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of PFH and The Bank of New York. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

 Our procedures were as follows: We compared the amounts set forth in the "Monthly Servicer Reports" for each Series in the Trust, for the periods specified in Attachment A, prepared by PFH pursuant to subsection 5.2(b) of the applicable Pooling and Servicing Agreement Supplements (as defined in Attachment A) with reports prepared by PFH's bank card processor or PFH, which were the source of such amounts. We also recalculated the mathematical accuracy of amounts derived in such "Monthly Servicer Reports" for each Series in the Trust for the periods specified in Attachment A.

 As a result of the procedures performed we noted that in all instances the amounts set forth in the "Monthly Servicer Reports" for each series in the Trust, for the periods specified in Attachment A, were in agreement with reports prepared by PFH's bank card processor or PFH, and that all amounts derived in such "Monthly Servicer Reports" were mathematically accurate, except for following:

 The Principal Allocation and Floating Allocation Percentages used to allocate amounts between Series were incorrectly calculated and misstated on the "Monthly Servicer Reports" as follows:


                                                 Percentage       Percentage
 "Monthly Servicer Report"                       as Reported   as Recalculated
 -------------------------                       -----------   ---------------
 Dated September 15, 1998
 ------------------------
 Principal Allocation Percentage                    89.16%          86.36%
 Floating Allocation Percentage                     89.16%          86.36%

 Dated October 15, 1998
 ----------------------
 Principal Allocation Percentage                    92.40%          89.16%
 Floating Allocation Percentage                     92.40%          89.16%

 Dated November 16, 1998
 -----------------------
 Principal Allocation Percentage (10/1 - 10/14)     90.23%          92.40%
 Principal Allocation Percentage (10/15 - 10/31)    90.23%          86.67%
 Floating Allocation Percentage (10/1 - 10/14)      90.23%          92.40%
 Floating Allocation Percentage (10/15 - 10/31)     90.23%          86.67%

 The miscalculation of the Principal Allocation and Floating Allocation Percentages scheduled above, affected the amounts allocated to each Series as reported on the following line items of the "Monthly Trust Activity" section of the "Monthly Servicer Reports":


 Principal Collections              Reallocation of Finance Charge Collection
 Finance Charge Collections         Dollars of Excess Spread
 Interchange Collections            Percentage of Excess Spread
 Investor Default Amount            Reallocated Finance Charge Collection
 Total Amount Due

 The amounts reported for the above line items for each Series are used to derive amounts reported throughout the remainder of the applicable "Monthly Servicer Reports". The recomputed amounts are shown in Attachments B, C and D, respectively.

 We were not engaged to, and did not, perform an audit, the objective of which would be the expression of an opinion on the amounts set forth in the "Monthly Servicer Reports" for each Series in the Trust, prepared by PFH pursuant to subsection 5.2(b) of the applicable Pooling and Servicing Agreement Supplements as defined in Attachment A, or on the reports prepared by PFH's bank card processor or PFH. Accordingly, we do not express such an opinion. Had we performed additional procedures with respect to the "Monthly Servicer Reports" prepared by PFH pursuant to subsection 5.2(b) of the applicable Pooling and Servicing Agreement Supplements as defined in Attachment A and the reports prepared by PFH's bank card processor and PFH, which were the source of such amounts, other matters might have come to our attention that would have been reported to you. This report relates only to the comparison of the amounts, and the recalculation of the mathematical accuracy of such amounts specified above and does not extend to any financial statements of PFH taken as a whole.

 This report is intended solely for the information and use of the specified users listed above and is not intended to be and should not be used by anyone other than those specified parties. However, this report is a matter of public record as a result of being included as an exhibit to the annual report on Form 10-K prepared by PFH and filed with the Securities and Exchange Commission on behalf of Partners First Credit Card Master Trust and its distribution is not limited.


                                           /s/ Ernst & Young LLP

 March 22, 1999




                                ATTACHMENT A


                               POOLING AND
                           SERVICING AGREEMENT    MONTHLY SERVICING REPORTS
       TRUST                 SUPPLEMENT DATE          COVERING THE PERIOD
       -----               -------------------    -------------------------
 Partners First Credit        June 26, 1998           June 26, 1998 to
 Card Master Trust                                    December 31, 1998
 Series 1998-2

 Partners First Credit        June 26, 1998           June 26, 1998 to
 Card Master Trust                                    December 31, 1998
 Series 1998-3

 Partners First Credit      December 4, 1998,         December 8, 1998 to
 Card Master Trust          amended and restated      December 31, 1998
 Series 1998-4              January 12, 1999




                                                              Attachment B


                                Trust Inputs

Daily Collections Sheet
        Portfolio Activity Reporting Date                           15-Sep-98
        Monthly Settlement Period Start Date                         1-Aug-98
        Monthly Settlement  Period End Date                         31-Aug-98
        Next Distribution Date                                      15-Oct-98
        Beginning Month  Principal Receivables               1,736,853,877.46
        Discount Percentage                                             0.00%


Monthly Trust Activity Sheet
        Servicing Fee                                                   2.00%
        Beginning Special Funding Account Balance                       0.00
        Required Minimum Principal Balance                            107.00%
        Reallocation of Finance Charge Collections     Monthly Trust Activity
                                                       Row 80
        30-59 Days Delinquent                                  29,723,306.98
        60-89 Days Delinquent                                  18,864,563.15
        90+ Days Delinquent                                    45,233,305.88
        Total 30+ Days Delinquent                              93,821,176.01
        Collection Account Investment Proceeds                      62,565.84

        Aggregate Account Addition or Removal (Y/N)                        N
        Date of Account Addition or Removal                              n/a
        Principal Receivables at the end of the day                      n/a





                                                                   Daily Collections

Partners First Credit Card Master Trust                                                                                  03/31/99

Monthly Settlement Period Start Date                    01-Aug-98
Monthly Settlement  Period End Date                     31-Aug-98
Next Distribution Date                                  15-Oct-98                   Portfolio Activity Reporting Date   15-Sep-98
Beginning Month  Principal Receivables            1,736,853,877.4
Beginning Month Adjusted Principal Receivables    1,736,853,877.4
Discount Percentage                                         0.00%
Beginning Month Trust Principal Receivables       1,736,853,877.4

                              Beginning                                                        Principal         New
                              Principal       Finance Charge   Interchange      Principal     Adjustment       Principal
    Day           Date        Receivables       Collections    Collections     Collections        Amount      Receivables
----------------------------------------------------------------------------------------------------------------------------
Saturday        08/01/98   1,736,853,877.46            0.00                             0.00        0.00             0.00
Sunday          08/02/98   1,736,853,877.46    1,366,357.01                     9,234,553.68        0.00     5,777,866.28
Monday          08/03/98   1,726,561,477.29    1,078,426.65                     7,735,520.93        0.00     7,068,356.16
Tuesday         08/04/98   1,725,894,312.52      249,297.52                     2,540,322.11        0.00     5,351,829.42
Wednesday       08/05/98   1,728,705,819.83      210,857.73                     2,719,606.55        0.00     5,403,108.53
Thursday        08/06/98   1,731,389,321.81    1,675,327.26                    11,347,794.17        0.00     4,947,143.88
Friday          08/07/98   1,724,988,671.52       77,939.44                     1,193,842.75        0.00     5,024,402.79
Saturday        08/08/98   1,728,819,231.56            0.00                             0.00        0.00             0.00
Sunday          08/09/98   1,728,819,231.56    1,741,566.55                    10,669,997.78        0.00     4,476,812.97
Monday          08/10/98   1,722,626,046.75    1,359,608.97                    11,823,141.25        0.00     6,969,111.09
Tuesday         08/11/98   1,717,774,665.99      854,689.18                     5,361,908.94        0.00     5,626,233.40
Wednesday       08/12/98   1,718,038,990.45    1,557,375.48                    10,519,570.70        0.00     5,085,767.58
Thursday        08/13/98   1,706,177,386.39      328,680.61                     3,105,461.64        0.00     5,032,488.78
Friday          08/14/98   1,708,073,742.96      890,321.63                     7,992,396.89        0.00     4,822,998.61
Saturday        08/15/98   1,704,762,302.56            0.00                             0.00        0.00             0.00
Sunday          08/16/98   1,704,762,302.56    1,587,655.51                    10,257,023.72        0.00     4,824,319.38
Monday          08/17/98   1,699,329,598.22      884,381.24                     6,848,641.87        0.00     6,583,223.86
Tuesday         08/18/98   1,699,064,180.21      876,050.06                     6,610,706.68        0.00     6,220,600.23
Wednesday       08/19/98   1,698,674,073.76    1,125,826.55                     7,583,674.45        0.00     5,255,150.42
Thursday        08/20/98   1,696,345,549.73      382,895.97                     4,105,632.65        0.00     5,020,839.04
Friday          08/21/98   1,697,260,756.12      534,079.11                     5,081,784.63        0.00     4,854,883.22
Saturday        08/22/98   1,697,038,022.71            0.00                             0.00        0.00             0.00
Sunday          08/23/98   1,697,038,022.71    2,099,229.55                    14,254,516.96        0.00     4,460,837.24
Monday          08/24/98   1,687,244,342.99      579,754.38                     5,364,568.66        0.00     6,787,861.42
Tuesday         08/25/98   1,688,667,635.75      712,662.64                     5,417,989.80        0.00     5,378,157.12
Wednesday       08/26/98   1,688,627,803.07      832,021.67                     5,540,716.80        0.00     5,133,915.61
Thursday        08/27/98   1,688,221,001.88      447,645.60                     4,628,268.60        0.00     4,930,490.65
Friday          08/28/98   1,688,523,223.93      462,484.18                     3,327,251.88        0.00     4,332,656.30
Saturday        08/29/98   1,689,528,628.35            0.00                             0.00        0.00             0.00
Sunday          08/30/98   1,689,528,628.35    1,794,716.01                    12,316,920.52        0.00     4,203,513.87
Monday          08/31/98   1,681,415,221.70      884,579.39                     5,456,364.17        0.00     6,434,521.69

Monthly Totals             1,681,415,221.70   24,594,429.89    1,788,378.52   181,038,178.78        0.00   140,007,089.54






                              Principal                     Ending          Invested Amt +
                              Charge-off    Recovery        Principal       Req Transferor   Special Funding   SFA Earnings
    Day           Date          Amount     Collections     Receivables          Amount       Account Balance
---------------------------------------------------------------------------------------------------------------------------
Saturday        08/01/98            0.00                 1,736,853,877.46   1,605,000,000               0.00
Sunday          08/02/98    6,835,712.77                 1,726,561,477.29   1,605,000,000               0.00
Monday          08/03/98            0.00                 1,725,894,312.52   1,605,000,000               0.00
Tuesday         08/04/98            0.00                 1,728,705,819.83   1,605,000,000               0.00
Wednesday       08/05/98            0.00                 1,731,389,321.81   1,605,000,000               0.00
Thursday        08/06/98            0.00                 1,724,988,671.52   1,605,000,000               0.00
Friday          08/07/98            0.00                 1,728,819,231.56   1,605,000,000               0.00
Saturday        08/08/98            0.00                 1,728,819,231.56   1,605,000,000               0.00
Sunday          08/09/98            0.00                 1,722,626,046.75   1,605,000,000               0.00
Monday          08/10/98       (2,649.40)                1,717,774,665.99   1,605,000,000               0.00
Tuesday         08/11/98            0.00                 1,718,038,990.45   1,605,000,000               0.00
Wednesday       08/12/98    6,427,800.94                 1,706,177,386.39   1,605,000,000               0.00
Thursday        08/13/98       30,670.57                 1,708,073,742.96   1,605,000,000               0.00
Friday          08/14/98      142,042.12                 1,704,762,302.56   1,605,000,000               0.00
Saturday        08/15/98            0.00                 1,704,762,302.56   1,605,000,000               0.00
Sunday          08/16/98            0.00                 1,699,329,598.22   1,605,000,000               0.00
Monday          08/17/98            0.00                 1,699,064,180.21   1,605,000,000               0.00
Tuesday         08/18/98            0.00                 1,698,674,073.76   1,605,000,000               0.00
Wednesday       08/19/98            0.00                 1,696,345,549.73   1,605,000,000               0.00
Thursday        08/20/98            0.00                 1,697,260,756.12   1,605,000,000               0.00
Friday          08/21/98       (4,168.00)                1,697,038,022.71   1,605,000,000               0.00
Saturday        08/22/98            0.00                 1,697,038,022.71   1,605,000,000               0.00
Sunday          08/23/98            0.00                 1,687,244,342.99   1,605,000,000               0.00
Monday          08/24/98            0.00                 1,688,667,635.75   1,605,000,000               0.00
Tuesday         08/25/98            0.00                 1,688,627,803.07   1,605,000,000               0.00
Wednesday       08/26/98            0.00                 1,688,221,001.88   1,605,000,000               0.00
Thursday        08/27/98            0.00                 1,688,523,223.93   1,605,000,000               0.00
Friday          08/28/98            0.00                 1,689,528,628.35   1,605,000,000               0.00
Saturday        08/29/98            0.00                 1,689,528,628.35   1,605,000,000               0.00
Sunday          08/30/98            0.00                 1,681,415,221.70   1,605,000,000               0.00
Monday          08/31/98            0.00                 1,682,393,379.22   1,605,000,000               0.00

Monthly Totals             13,429,409.00   778,107.62    1,682,393,379.22   1,605,000,000               0.00           0.00






                                                 Monthly Trust Activity
A. Trust Level Activity
        Number of Days in Collection Period                                                            31
        Beginning Principal Receivables Balance                                          1,736,853,877.46
        Beginning Special Funding Account Balance                                                    0.00
        Beginning Total Principal Balance                                                1,736,853,877.46
        Special Funding Account Earnings                                                             0.00
        Finance Charge Collections                                                          24,594,429.89
        Interchange Collections                                                              1,788,378.52
        Collection Account Investment Proceeds                                                  62,565.84
        Recoveries treated as Finance Charge Collections                                             0.00
        Total Finance Charge Receivables Collections                                        26,445,374.25
        Principal Receivables Collections                                                  181,038,178.78
        Total Servicing Fee                                                                  2,894,756.46
        Recoveries treated as Principal Collections                                            778,107.62
        Total Principal Receivables Collections                                            181,816,286.40
        Monthly Payment Rate                                                                       12.21%
        Defaulted Amount (Net of Recoveries)                                                12,651,301.38
        Annualized Default Rate                                                                     8.74%
        Trust Portfolio Yield                                                                      18.27%
        New Principal Receivables                                                          140,007,089.54
        Aggregate Account Addition or Removal (Y/N)?                                                    N
        Date of Addition/Removal                                                                      n/a
        Principal Receivables at the end of the day of Addition/Removal                               n/a
        SFA Balance at the end of the day of Addition/Removal                                         n/a
        Principal Receivables + SFA Balance at the end of the day of Addition/Removal                 n/a
        Percentage of the Collection Period which is before the Addition/Removal Date                 n/a
        Ending Principal Receivables Balance                                             1,682,393,379.22
        Ending Special Funding Account (SFA) Balance                                                 0.00
        Ending Principal Receivables + SFA Balance                                       1,682,393,379.22
        Required Minimum Principal Balance                                               1,500,000,000.00


B. Series Allocations
                                                           Total            1998-2            1998-3
        Group                                                                  1                 1
        Class A Invested Amount                                           528,000,000.00    528,000,000.00
        Class B Invested Amount                                           113,000,000.00    113,000,000.00
        Collateral Invested Amount                                         67,000,000.00     67,000,000.00
        Class D Invested Amount                                            42,000,000.00     42,000,000.00
        Total Invested Amount                         1,500,000,000.00    750,000,000.00    750,000,000.00
        Required Transferor Amount                      105,000,000.00     52,500,000.00     52,500,000.00
        Invested Amount + Req Transf Amount           1,605,000,000.00    802,500,000.00    802,500,000.00
        Series Allocation Percentage                           100.00%            50.00%            50.00%
        Series Allocable Finance Charge Collections                       13,222,687.13     13,222,687.13
        Series Allocable Principal Collections                            90,908,143.20     90,908,143.20
        Series Allocable Defaulted Amounts                                 6,325,650.69      6,325,650.69
        Series Allocable Servicing Fee                                     1,447,378.23      1,447,378.23
        In Revolving Period?                                                          Y                 Y
        Available for Shared Principal Collections                                 0.00              0.00


B. Series Allocations
        Amounts Due                                                  1998-2            1998-3
                     Principal Allocation Percentage                       86.36%            86.36%
                     Floating Allocation Percentage                        86.36%            86.36%
                     Class A Certificate Rate                              5.741%            5.771%
                     Class B Certificate Rate                              5.951%            6.001%
                     CIA Certificate Rate                                  6.516%            6.616%
                     Class D Certificate Rate                              0.000%            0.000%
                     Class A Interest                                2,441,681.29      2,454,441.29
                     Class B Interest                                  541,672.63        546,224.01
                     Collateral Monthly Interest                       351,663.03        357,060.25
                     Class D Interest                                        0.00              0.00
                     Investor Monthly Interest                       3,335,016.95      3,357,725.56
                     Investor Default Amount (Net of Recoveries)     5,463,024.93      5,463,024.93
                     Interchange Collections                           772,249.13        772,249.13
                     Servicer Interchange                              468,750.00        468,750.00
                     Monthly Servicing Fee (Before Adjustments)      1,250,000.00      1,250,000.00
                         Interchange Adjustment                              0.00              0.00
                         SFA Adjustment                                      0.00              0.00
                     Monthly Servicing Fee (After Adjustments)       1,250,000.00      1,250,000.00



C. Group 1 Allocations
                                                           Total          1998-2            1998-3
        Adjusted Invested Amount for Series           1,500,000,000.00    750,000,000.00    750,000,000.00
        Principal Collections                           157,022,092.16     78,511,046.08     78,511,046.08
        Finance Charge Collections                       22,839,032.05     11,419,516.03     11,419,516.03
        Investor Monthly Interest                         6,692,742.51      3,335,016.95      3,357,725.56
        Investor Default Amount                          10,926,049.86      5,463,024.93      5,463,024.93
        Monthly Servicing Fee                             2,500,000.00      1,250,000.00      1,250,000.00
        Total Amount Due                                 20,118,792.37     10,048,041.88     10,070,750.49
        Excess Before Reallocation                        2,720,239.69      1,371,474.15      1,348,765.54
        Reallocation of Finance Charge Collections                            -11,354.31         11,354.31
        Reallocated Finance Charge Collections           22,839,032.05     11,408,161.72     11,430,870.33

D. Trust Performance
        30-59 Days Delinquent                                              29,723,306.98
        60-89 Days Delinquent                                              18,864,563.15
        90+ Days Delinquent                                                45,233,305.88
        Total 30+ Days Delinquent                                          93,821,176.01





                                           1998-2 Inputs

Series Sheet
            Last Payment Date                              17-Aug-98
            Current Payment Date                           15-Sep-98


                                                           Class A           Class B           CIA              Class D
            Fixed/Floating                                 Floating          Floating          Floating         Floating
            Certificate Rate                               5.741%            5.951%            6.516%           0.000%
            Initial Balance                                   528,000,000.00    113,000,000.00    67,000,000.00    42,000,000.00
            Beginning Outstanding Amount                      528,000,000.00    113,000,000.00    67,000,000.00    42,000,000.00
            Beginning Invested Amount                         528,000,000.00    113,000,000.00    67,000,000.00    42,000,000.00
            Beginning Adjusted Invested Amount                528,000,000.00    113,000,000.00    67,000,000.00    42,000,000.00

            Revolving Period (Y/N)                                  Y
            Accumulation Period (Y/N)                               N
            Early Amortization (Y/N)                                N
            Controlled Accumulation Period                         12
            Holdings is Servicer                                    Y
            Paydown Excess CIA (Y/N)                                Y
            Paydown Excess Class D (Y/N)                            Y
            Controlled Accumulation Amount                     53,416,666.67
            Prior Controlled Deposit Amount Shortfall                   0.00
            Controlled Deposit Amount                          53,416,666.67
            Beginning Principal Funding Account Balance                 0.00
            Principal Funding Investment Proceeds                       0.00
            Collection Account Investment Proceeds                 31,282.92
            YSA Investment Proceeds                                51,905.90
            Yield Supplement Account Beginning Balance         10,000,000.00
            Yield Supplement Account Release                    1,250,000.00
            Yield Supplement Credit Amount Percentage                100.00%

            Reserve Account Mechanics
                    Begin Funding Reserve Account (Y/N)                    N
                    Required Reserve Account                    3,205,000.00
                    Beginning Balance                                   0.00

            K. Application of Excess Spread and Excess Finance
               Charge Collections
                    Other CIA Amounts Owed                              0.00
                    Excess Fin Charge Coll from other Series            0.00
                    Excess Fin Charge Coll from other Series            0.00

            M. Application of Principal Collections during
               Revolving Period
                    Required Collateral Invested Amount        67,000,000.00
                    Required Class D                           42,000,000.00

            O. Yield and Base Rate
                    Base Rate
                         Prior Monthly Period                          7.53%
                         Second Prior Monthly Period                     n/a
                    Series Adjusted Portfolio Yield
                         Prior Monthly Period                         15.22%
                         Second Prior Monthly Period                     n/a







                                           1998-3 Inputs

Series Sheet
            Last Payment Date                              17-Aug-98
            Current Payment Date                           15-Sep-98


                                                             Class A          Class B          CIA              Class D
            Fixed/Floating                                 Floating         Floating         Floating         Floating
            Certificate Rate                               5.771%           6.001%           6.616%           0.000%
            Initial Balance                                   528,000,000.00   113,000,000.00   67,000,000.00    42,000,000.00
            Beginning Outstanding Amount                      528,000,000.00   113,000,000.00   67,000,000.00    42,000,000.00
            Beginning Invested Amount                         528,000,000.00   113,000,000.00   67,000,000.00    42,000,000.00
            Beginning Adjusted Invested Amount                528,000,000.00   113,000,000.00   67,000,000.00    42,000,000.00

            Revolving Period (Y/N)                             Y
            Accumulation Period (Y/N)                          N
            Early Amortization (Y/N)                           N
            Controlled Accumulation Period                    12
            Holdings is Servicer                               Y
            Paydown Excess CIA (Y/N)                           Y
            Paydown Excess Class D (Y/N)                       Y
            Controlled Accumulation Amount                     53,416,666.67
            Prior Controlled Deposit Amount Shortfall                   0.00
            Controlled Deposit Amount                          53,416,666.67
            Beginning Principal Funding Account Balance                 0.00
            Principal Funding Investment Proceeds                       0.00
            Collection Account Investment Proceeds                 31,282.92
            YSA Investment Proceeds                                51,905.90
            Yield Supplement Account Beginning Balance         10,000,000.00
            Yield Supplement Account Release                    1,250,000.00
            Yield Supplement Credit Amount Percentage                100.00%

            Reserve Account Mechanics
                    Begin Funding Reserve Account (Y/N)                    N
                    Required Reserve Account                    3,205,000.00
                    Beginning Balance                                   0.00

            K. Application of Excess Spread and Excess Finance
               Charge Collections
                    Other CIA Amounts Owed                              0.00
                    Excess Fin Charge Coll from other Series            0.00
                    Excess Fin Charge Coll from Series                  0.00

            M. Application of Principal Collections during
               Revolving Period
                    Required Collateral Invested Amount        67,000,000.00
                    Required Class D                           42,000,000.00

            O. Yield and Base Rate
                    Base Rate
                         Prior Monthly Period                          7.57%
                         Second Prior Monthly Period                     n/a
                    Series Adjusted Portfolio Yield
                         Prior Monthly Period                         15.29%
                         Second Prior Monthly Period                     n/a





                                                       Series 1998-2

A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                       17-Aug-98
Current Payment Date                    15-Sep-98
Actual / 360 Days                          29               29               29              29
30 / 360 Days                              28               28               28              28
Fixed / Floating                        Floating         Floating         Floating        Floating
                                                                         Collateral
                                                                          Invested
                                         Class A          Class B          Amount          Class D          Total
Certificate Rate                             5.741%           5.951%          6.516%          0.000%
Initial Balance                       528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00
Required Transferor Amount                                                                              52,500,000.00
Total Initial Amount                                                                                    802,500,000.00

Beginning Outstanding Amount          528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00
Ending Outstanding Amount             528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00

Beginning Invested Amount             528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00
Ending Invested Amount                528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00

Beginning Adjusted Invested Amount    528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00
Ending Adjusted Invested Amount       528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00

Principal Allocation Percentage               70.40%           15.07%           8.93%            5.60%         100.00%
Floating Allocation Percentage                70.40%           15.07%           8.93%            5.60%         100.00%
Principal Collections                  55,271,776.44    11,828,997.61    7,013,653.45     4,396,618.58   78,511,046.08
Realloc Finance Charge Collections      8,031,345.85     1,718,829.70    1,019,129.11       638,857.06   11,408,161.72
YSA Draw                                                                                                  1,250,000.00
YSA Investment Proceeds                                                                                      51,905.90
Realloc Finance Charge plus YSA Draw    8,947,887.61     1,914,983.52    1,135,432.71       711,763.79   12,710,067.62
Monthly Interest                        2,441,681.29       541,672.63      351,663.03             0.00    3,335,016.95
Investor Default Amount (Net)           3,845,969.55       823,095.76      488,030.23       305,929.40    5,463,024.93
Monthly Servicing Fee                     880,000.00       188,333.33      111,666.67        70,000.00    1,250,000.00
Total Due                               7,167,650.84     1,553,101.71      951,359.92       375,929.40   10,048,041.88

Reallocated Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases               12,710,067.62
Series Adjusted Portfolio Yield                                                                                 11.60%
Base Rate                                                                                                        7.52%

Series Parameters
                 Revolving Period (Y/N)                               Y
                 Accumulation Period (Y/N)                            N
                 Early Amortization (Y/N)                             N
                 Controlled Accumulation Period                     12.00
                 Holdings is Servicer                                 Y
                 Paydown Excess CIA (Y/N)                             Y
                 Paydown Excess Class D (Y/N)                         Y
                 Controlled Accumulation Amount                 53,416,666.67
                 Controlled Deposit Amount                      53,416,666.67
                 Ending Controlled Deposit Amount Shortfall              0.00

Funding Accounts
                 Beginning Principal Funding Account Balance             0.00
                 Principal Funding Account Deposit                       0.00
                 Ending Principal Funding Account Balance                0.00
                 Principal Funding Investment Proceeds                   0.00

                 Yield Supplement Account Beginning Balance     10,000,000.00
                 Yield Supplement Account Release                1,250,000.00
                 Yield Supplement Account Ending Balance         8,750,000.00

                 Reserve Account Beginning Balance                       0.00
                 Required Reserve Account Amount                         0.00
                 Funds Deposited into Reserve Account                    0.00
                 Ending Reserve Account Balance                          0.00

C. Certificate Balances and Distrubutions

                                             Class A         Class B            CIA           Class D          Total
                     Beginning Balance   528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00
                Interest Distributions     2,441,681.29       541,672.63      351,663.03            0.00     3,335,016.95
                          PFA Deposits             0.00                                                              0.00
               Principal Distributions             0.00             0.00            0.00            0.00             0.00
                   Total Distributions     2,441,681.29       541,672.63      351,663.03            0.00     3,335,016.95
            Ending Certificate Balance   528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00
                           Pool Factor          100.00%          100.00%         100.00%         100.00%
         Total Distribution Per $1,000           4.6244           4.7936          5.2487          0.0000
      Interest Distribution Per $1,000           4.6244           4.7936          5.2487          0.0000
     Principal Distribution Per $1,000           0.0000           0.0000          0.0000          0.0000

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount:

        1 Total amount of the distribution:                                                   2,441,681.29
        2 Amount of the distribution in respect of Class A Monthly Interest                   2,441,681.29
        3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:              0.00
        4 Amount of the distribution in respect of Class A Additional Interest:                       0.00
        5 Amount of the distribution in respect of Class A Principal:                                 0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
   Charge-Offs on such Distribution Date.

        1 Total amount of Class A Investor Charge-Offs:                                              0.00
        2 Amount of Class A Investor Charge-Offs                                                     0.00
            per $1,000 original certificate principal amount:
        3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                        0.00
        4 Amount reimbursed in respect of Class A Investor Charge-Offs                               0.00
            per $1,000 original certificate principal amount:
        5 The amount, if any, by which the outstanding principal                                     0.00
            balance of the Class A Certificate exceeds the Class A
            Invested Amount after giving effect to all transactions
            on such Distribution Date:

F. Information regarding distributions in respect of the Class B
   Certificates, per $1,000 original certificate principal amount.

        1 The total amount of the distribution:                                                541,672.63
        2 Amount of the distribution in respect of Class B monthly interest:                   541,672.63
        3 Amount of the distribution in respect of Class B outstanding monthly interest:             0.00
        4 Amount of the distribution in respect of Class B additional interest:                      0.00
        5 Amount of the distribution in respect of Class B principal:                                0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

        1 The amount of reductions in Class B Invested Amount                                        0.00
        2 The amount of reductions in the Class B Invested Amount set forth in                       0.00
            paragraph 1 above, per $1,000 original certificate principal amount:
        3 The total amount reimbursed in respect of such reductions in the Class B
            Invested Amount:                                                                         0.00
        4 The total amount set forth in paragraph 3 above, per $1,000                                0.00
            original certificate principal amount:
        5 The amount, if any, by which the outstanding principal balance                             0.00
            of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

        1 Total amount distributed to the Collateral Interest Holder:                          351,663.03
        2 Amount distributed in respect of Collateral Monthly Interest:                        351,663.03
        3 Amount distributed in respect of Collateral Additional Interest:                           0.00
        4 The amount distributed to the Collateral Interest Holder in                                0.00
            respect of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

        1 The amount of reductions in the Collateral Invested Amount.                                0.00
        2 The total amount reimbursed in respect of such reductions in the                           0.00
            Collateral Invested Amount

J. Application of Reallocated Investor Finance Charge Collections.

                                                       Available          Due            Paid         Shortfall
        1 Allocated Class A Available Funds          8,947,887.61
          a Reserve Account Release                          0.00
          b PFA Investment Earnings                          0.00
          c Class A Available Funds                  8,947,887.61

        2 Class A Available Funds                    8,947,887.61
          a Class A Monthly Interest                                  2,441,681.29  2,441,681.29          0.00
          b Class A Servicing Fee                                       880,000.00    880,000.00          0.00
          c Class A Investor Default Amount                           3,845,969.55  3,845,969.55          0.00
          d Class A Excess                           1,780,236.76

        2 Class B Available Funds                    1,914,983.52
          a Class B Monthly Interest                                    541,672.63    541,672.63          0.00
          b Class B Servicing Fee                                       188,333.33    188,333.33          0.00
          c Class B Excess                           1,184,977.56

        3 Collateral Available Funds                 1,135,432.71
          a Collateral Servicing Fee                                    111,666.67    111,666.67          0.00
          b Collateral Excess                        1,023,766.04

        4 Class D Available Funds
          a Class D Available Funds                    711,763.79
          b Class D Servicing Fee                                        70,000.00     70,000.00          0.00
          c Class D Excess                             641,763.79

        5 Total Excess Spread                        4,630,744.15

K. Application of Excess Spread and Excess Finance
   Charge Collections
                                                       Available           Due            Paid         Shortfall
        1 Available Excess Spread                    4,630,744.15
        2 Excess Fin Charge Coll                             0.00
            from Other Series
        3 Available Funds                            4,630,744.15
        2 Class A Required Amount Shortfalls                                  0.00          0.00          0.00
        3 Class B Defaults                                              823,095.76    823,095.76          0.00
        4 Monthly Servicing Fee                                               0.00          0.00          0.00
        5 Collateral Monthly Interest                                   351,663.03    351,663.03          0.00
        6 Collateral Default Amount                                     488,030.23    488,030.23          0.00
        7 Reserve Account Deposit                                             0.00          0.00          0.00
        9 Class D Monthly Interest                                            0.00          0.00          0.00
       10 Class D Default Amount                                        305,929.40    305,929.40          0.00
        8 Other CIA Amounts Owed                                              0.00          0.00          0.00
       11 Excess Fin Coll for Other Series                                    0.00          0.00          0.00
       12 Excess Spread                              2,662,025.74
       13 Writedowns
                               a Class A                     0.00
                               b Class B                     0.00
                               c CIA                         0.00
                               d Class D                     0.00

L. Reallocated Principal Collections

        3 Total Principal Collections Allocable                      78,511,046.08
        4 Principal Required to Fund the Required Amount                      0.00
        5 Shared Principal Collections from other Series                      0.00
        6 Other Amounts Treated as Principal Collections              5,463,024.93
        7 Available Principal Collections                            83,974,071.01

M. Application of Principal Collections during Revolving Period

        1 Collateral Invested Amount                                 67,000,000.00
        2 Required Collateral Invested Amount                        67,000,000.00
        3 Amount used to pay Excess CIA                                       0.00
        4 Available Principal Collections                            83,974,071.01

        5 Class D                                                    42,000,000.00
        6 Required Class D                                           42,000,000.00
        7 Amount used to pay Excess Class D                                   0.00
        8 Available Principal Collections                            83,974,071.01

N. Application of Principal Collections during the Accumulation Period

        1 Available Principal Collections                            83,974,071.01
          a Controlled Deposit Amount                                         0.00
          b Minimum of Avail Prin Coll and CDA                                0.00
          c Controlled Deposit Amount Shortfall                               0.00
          d Amount Deposited in PFA for Class A                               0.00
          e Draw from PFA to pay Class A Principal                            0.00
          f Class A Adjusted Invested Amount                        528,000,000.00

        2 Remaining Principal Collections Available                           0.00
          a Remaining PFA Balance                                             0.00
          b Beginning Class B Outstanding Amount                    113,000,000.00
          c Beginning Class B Adjusted Invested Amount              113,000,000.00
          d Amount Deposited in PFA for Class B                               0.00
          e Draw from PFA to pay Class B Principal                            0.00
          f Class B Adjusted Invested Amount                        113,000,000.00

        3 Remaining Principal Collections Available                           0.00
          a Remaining CIA Amount                                     67,000,000.00
          b Principal Paid to CIA                                             0.00
          c CIA at the end of the Period                             67,000,000.00

        4 Remaining Principal Collections Available                           0.00
          a Remaining Class D Amount                                 42,000,000.00
          b Principal Paid to Class D                                         0.00
          c Class D at the end of the Period                         42,000,000.00

        Class A Principal Paid to Investors                                   0.00
        Ending Class A Outstanding Amount                           528,000,000.00
        Ending Class B Outstanding Amount                           113,000,000.00

        5 Shared Principal Collections                                        0.00

N. Application of Principal Collections during Early
   Amortization Period

        1 Principal Collections Available                                     0.00
          a Remaining Class A Adjusted Invested Amount              528,000,000.00
          b Principal Paid to Class A                                         0.00
          c End of Period Class A Adjusted Invested Aount           528,000,000.00

        2 Remaining Principal Collections Available                           0.00
          a Remaining Class B Adjusted Invested Amount              113,000,000.00
          b Principal Paid to Class B                                         0.00
          c End of Period Class B Adjusted Invested Amount          113,000,000.00

        3 Remaining Principal Collections Available                           0.00
          a Remaining Collateral Invested Amount                     67,000,000.00
          b Principal Paid to CIA                                             0.00
          c Collateral Invested Amount at the end of the Period      67,000,000.00

        4 Remaining Principal Collections Available                           0.00
          a Remaining Class D Amount                                 42,000,000.00
          b Principal Paid to Class D                                         0.00
          c Class D at the end of the Period                         42,000,000.00

O. Yield and Base Rate

        1 Base Rate
          a Current Monthly Period                          7.52%
          b Prior Monthly Period                            7.53%
          c Second Prior Monthly Period                       n/a

          Three Month Average Base Rate                                       7.53%

        2 Series Adjusted Portfolio Yield
          a Current Monthly Period                         11.60%
          b Prior Monthly Period                           15.22%
          c Second Prior Monthly Period                      n/a

          Three Month Average Series Adjusted Portfolio Yield                13.41%

        3 Excess Spread
          a Current Monthly Period                          4.08%
          b Prior Monthly Period                            7.69%
          c Second Prior Monthly Period                       n/a

          Three Month Average Excess Spread                                   5.88%






                               1998-2 Trustee

                  ---------------------------------------
                  Partners First Credit Card Master Trust

                               Series 1998-2
                  ---------------------------------------

     The undersigned, a duly authorized representative of Partners First Holdings LLC ("Holdings"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of June 26, 1998 (as amended and supplemented, the "Pooling and Servicing Agreement"), among Holdings, Partners First Receivables Funding LLC ("Funding"), as Transferor and The Bank of New York, as trustee (the "Trustee"), does hereby certify as follows:

     1. Capitalized terms used in this Certificate have been defined in the Agreement or the Series 1998-2 Supplement dated as of June 26, 1998, among Holdings Funding and the Trustee (as amended and supplemented, the "Supplement"), as applicable.

     2. Holdings is the Servicer

     3. The undersigned is a Servicing Officer.

I.  INSTRUCTION TO MAKE A WITHDRAWAL

The Servicer does hereby instruct the Trustee (i) to make withdrawals from the Collection Account on 09/15/98 which date is a Distribution Date under the Supplement, in the aggregate amounts (equal to the Class A Available Funds, Class B Available Funds and Collateral Available Funds, respectively) as set forth below in respect of the following amounts (ii) to apply the proceeds of such withdrawals in accordance with the Supplement.

With respect to the Class A Certificates

A)          (1)  Interest at the Class A
        Certificate Rate for the related
        Interest Period on the Class A Invested
        Amount ................................               $2,441,681.29
            (2)  Class A Monthly Interest
        previously due but not paid.....                            $0.00
            (3)  Class A Additional Interest
        and any Class A Additional Interest due
        but not paid ..........................                     $0.00

B)          (1)  The Class A Servicing Fee for
        the preceding Monthly Period , if
        applicable............................                $880,000.00
            (2)  Accrued and unpaid Class A
        Servicing Fees, if applicable.........                      $0.00

C)       Class A Investor Default Amount
        for the preceding Monthly Period .....                $3,845,969.55

With respect to the Class B Certificates

A)          (1)  Interest at the Class B
        Certificate Rate for the preceding
        Monthly Period on the Class B Invested
        Amount ...............................                $541,672.63
            (2)  Class B Monthly Interest
        previously due but not paid.....                            $0.00
            (3)  Class B Additional Interest
        and any Class B Additional Interest
        previously due but not paid...........                      $0.00

B)          (1)  The Class B Servicing Fee for
        the preceding Monthly Period, if
        applicable............................                $188,333.33
            (2)  Accrued and unpaid Class B
        Servicing Fees, if applicable.........                      $0.00

With respect to the Collateral Interest

A)          (1)  The Collateral Servicing Fee
        for the preceding Monthly Period, if
        applicable............................                $111,666.67
            (2)  Accrued and unpaid Collateral
        Servicing Fee, if applicable..........                      $0.00

B)          (1)  The Class D Servicing Fee
        for the preceding Monthly Period, if
        applicable...........................                  $70,000.00
            (2)  Accrued and unpaid Class D
        Servicing Fee, if applicable.........                       $0.00

        The Servicer hereby instructs the Trustee (i) to make withdrawals from the Collection Account on 09-15-98 which date is a Distribution Date under the Supplement, in the aggregate amounts
        (equal to the Available Principal Collections) as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawals.

C)        (1)   The excess, if any, of the
                Collateral Invested Amount
                over the Required Collateral
                Invested Amount paid to the
                Collateral Interest Holder
                pursuant to the Loan
                Agreement.....................                      $0.00
          (2)   Amount to be treated as
                Shared Principal
                Collections...................                      $0.00

With respect to the Class D Certificates

A)        (1)   The excess, if any, of the
                Class D Amount
                over the Required Class D
                Invested Amount paid to the
                Class D Holder..................                    $0.00
          (2)    Amount to be treated as
                Shared Principal
                Collections.............                            $0.00

With Respect to Principal

A)        (1)   The Lesser of the Controlled
        Deposit Amount and the sum of the Class A
        Adjusted Invested Amount and the Class B
        Adjusted Invested Amount deposited in the
        Principal Funding Account.................                  $0.00
          (2)   After the Class B Invested
        Amount is paid in full, the amount
        paid to the Collateral Interest
        Holder (up to the Collateral
        Invested Amount) pursuant to the
        Loan Agreement............................                  $0.00
          (3)   Prior to the date the Class B
        Invested Amount is paid in full, excess of
        the Collateral Invested Amount over the
        Required Collateral Invested Amount paid
        to the Collateral Interest Holder
        pursuant to the Loan Agreement..............                $0.00
          (4)   Prior to the date the Class B
        Invested Amount is paid in full,
        amount to be treated as Shared
        Principal Collections.......................                $0.00

          (1)   An amount up to the Class A
        Adjusted Invested Amount deposited
        in the Principal Funding Account.............               $0.00
          (2)   On and after the Distribution
        Date on which the Class A Invested Amount
        deposited in the Principal Funding
        Account......................................               $0.00
          (3) On and after the Distribution Date
        on which the Class B Invested Amount is
        paid in full, an amount up to the Collateral
        Invested Amount paid to the Collateral
        Interest Holder pursuant to the
        Loan Agreement...............................               $0.00

The Servicer does hereby instruct the Trustee to apply on 09/15/98 which date is a Distribution Date under the Supplement, any Excess Spread which is allocated to Series 1998-2 as follows:

A)      Class A Required Amount applied in
        the priority set forth........................              $0.00

B)      Aggregate amount of Class A
        Investor Charge-Offs not
        previously reimbursed allocated to
        Available Principal Collections...............              $0.00

C)      Class B Required Amount applied first
        in the priority set forth and any remaining
        amount up to the Class B Investor Default
        Amount allocated to Available Principal
        Collections...................................        $823,095.76

D)      The amount by which the "Class B Invested
        Amount" has been reduced pursuant to
        clauses (c), (d) and (e) of the definition
        thereof allocated to Available Principal
        Collections..................................               $0.00

E)         (1)   Collateral Monthly Interest.........         $351,663.03
           (2)   Collateral Monthly Interest
        previously due but not paid..................               $0.00
           (3)   Collateral Additional Interest
        and any Collateral Additional Interest
        previously due and not paid..................               $0.00

F)      Monthly Servicing Fee for such Distribution
        Date that has not been paid to the Servicer
        and any Monthly Servicing Fee previously
        due but not paid to the Servicer.............               $0.00

G)      Collateral Default Amount
        allocated to Available Principal
        Collections...................................        $488,030.23

H)      The amount by which the "Collateral Invested
        Amount" has been reduced pursuant to the
        definition thereof and allocated to
        Available Principal Collections...............              $0.00

I)      The excess of the Required Reserve
        Account Amount over the Available
        Reserve Amount deposited into the
        Reserve Account...............................              $0.00

J)      Paid to the Collateral Interest
        Holder pursuant to the Loan
        Agreement.....................................              $0.00

K)      Treated as Excess Finance Charge
        Collections and allocated to other
        Series or paid to the Holders of
        the Transferor Certificates..................       $2,662,025.74


The Servicer does hereby instruct the Trustee to apply on 09/15/98 which is a Distribution Date under the Pooling and Servicing agreement, $0.0 of Reallocated Principal Collections to fund any deficiencies in the Required Amount after applying Class A Available Funds, Class B Available Funds, Excess Spread and Excess Finance Charge Collections thereto.

II.   INSTRUCTION TO MAKE CERTAIN PAYMENTS

The Servicer does hereby instruct the Trustee to pay in accordance with the Supplement from the Collection Account or the Principal Funding Account, as applicable on 09/15/98 which date is a Payment Date under the Supplement, the following amounts as set forth below:

A)      Interest to be distributed to Class
        A Certificate holders.........................      $2,441,681.29

B)      On the Expected Final Payment Date
        or a Special Payment Date,
        principal to be distributed to the
        Class A Certificateholders....................              $0.00

C)      Interest to be distributed to Class
        B Certificateholders..........................        $541,672.63

D)      On the Expected Final Payment Date or a
        Special Payment Date, on or after the
        date Class A Invested Amount is paid in
        full, principal to be distributed to the
        Class B Certificateholders....................              $0.00

E)      Interest to be distributed to the Collateral
        Interest Holder...............................        $351,663.03

F)      On the Expected Final Payment Date After
        the date Class A and Class B Invested
        Amounts are paid in full, principal to be
        distributed to the Collateral Interest
        Holder........................................              $0.00

III.   ACCRUED AND UNPAID AMOUNTS

        After giving effect to the withdrawals and transfers to be made in accordance with this notice, the following amounts will be accrued and unpaid with respect to all Monthly Periods preceding the current calendar month.

   1.   The aggregate amount of all
        unreimbursed Class A Investor
        Charge-Offs....................................             $0.00

   2.   The aggregate amount by which the Class B
        Invested Amount has been reduced...............             $0.00

   3.   The aggregate amount by which the Collateral
        Invested Amount has been reduced...............             $0.00

   4.   The aggregate amount by which the Collateral
        Invested Amount has been reduced...............             $0.00


IN WITNESS WHEREOF, the undersigned has duly executed this Certificate on 09/15/98


                         PARTNERS FIRST RECEIVABLES FUNDING, LLC


                         by /s/ Mark Norwicz
                           -------------------------------------
                            Name:  Mark Norwicz
                            Title: Treasurer







                               1998-3 Trustee

                  ---------------------------------------
                  Partners First Credit Card Master Trust

                               Series 1998-3
                  ---------------------------------------


     The undersigned, a duly authorized representative of Partners First Holdings LLC ("Holdings"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of June 26, 1998 (as amended and supplemented, the "Pooling and Servicing Agreement"), among Holdings, Partners First Receivables Funding LLC ("Funding"), as Transferor and The Bank of New York, as trustee (the "Trustee"), does hereby certify as follows:

     1. Capitalized terms used in this Certificate have been defined in the Agreement or the Series 1998-3 Supplement dated as of June 26, 1998, among Holdings Funding and the Trustee (as amended and supplemented, the "Supplement"), as applicable.

     2. Holdings is the Servicer

     3. The undersigned is a Servicing Officer.

I.  INSTRUCTION TO MAKE A WITHDRAWAL

The Servicer does hereby instruct the Trustee (i) to make withdrawals from the Collection Account on 09/15/98 which date is a Distribution Date under the Supplement, in the aggregate amounts (equal to the Class A Available Funds, Class B Available Funds and Collateral Available Funds, respectively) as set forth below in respect of the following amounts (ii) to apply the proceeds of such withdrawals in accordance with the Supplement.

With respect to the Class A Certificates

A)          (1)  Interest at the Class A
        Certificate Rate for the related
        Interest Period on the Class A Invested
        Amount .........................                      $2,454,441.29
            (2)  Class A Monthly Interest
        previously due but not paid.....                            $0.00
            (3)  Class A Additional Interest
        and any Class A Additional Interest due
        but not paid ...................                            $0.00

B)          (1)  The Class A Servicing Fee for
        the preceding Monthly Period , if
        applicable......................                      $880,000.00
            (2)  Accrued and unpaid Class A
        Servicing Fees, if applicable...                            $0.00

C)       Class A Investor Default Amount
        for the preceding Monthly Period                      $3,845,969.55

With respect to the Class B Certificates

A)          (1)  Interest at the Class B
        Certificate Rate for the preceding
        Monthly Period on the Class B Invested
        Amount .........................                      $546,224.01
            (2)  Class B Monthly Interest
        previously due but not paid.....                            $0.00
            (3)  Class B Additional Interest
        and any Class B Additional Interest
        previously due but not paid.....                            $0.00

B)          (1)  The Class B Servicing Fee for
        the preceding Monthly Period, if
        applicable......................                      $188,333.33
            (2)  Accrued and unpaid Class B
        Servicing Fees, if applicable...                            $0.00

With respect to the Collateral Interest

A)          (1)  The Collateral Servicing Fee
        for the preceding Monthly Period, if
        applicable......................                      $111,666.67
            (2)  Accrued and unpaid Collateral
        Servicing Fee, if applicable....                            $0.00

B)          (1)  The Class D Servicing Fee
        for the preceding Monthly Period, if
        applicable......................                       $70,000.00
            (2)  Accrued and unpaid Class D
        Servicing Fee, if applicable....                            $0.00

        The Servicer hereby instructs the Trustee (i) to make withdrawals from the Collection Account on 09/15/98 which date is a Distribution Date under the Supplement, in the aggregate amounts (equal to the Available Principal Collections) as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawals.

C)         (1)  The excess, if any, of the Collateral
                Invested Amount over the Required
                Collateral Invested Amount paid to
                the Collateral Interest Holder
                pursuant to the Loan Agreement...............       $0.00
           (2)  Amount to be treated as
                Shared Principal
                Collections.................................        $0.00

With respect to the Class D Certificates

A)         (1)  The excess, if any, of the
                Class D Amount
                over the Required Class D
                Invested Amount paid to the
                Class D Holder..................                    $0.00
           (2)  Amount to be treated as
                Shared Principal
                Collections.............                            $0.00

With Respect to Principal

A)        (1)   The Lesser of the Controlled
        Deposit Amount and the sum of the Class A
        Adjusted Invested Amount and the Class B
        Adjusted Invested Amount deposited in the
        Principal Funding Account.................                  $0.00
          (2)   After the Class B Invested
        Amount is paid in full, the amount
        paid to the Collateral Interest
        Holder (up to the Collateral
        Invested Amount) pursuant to the
        Loan Agreement..................                            $0.00
          (3)   Prior to the date the Class B
        Invested Amount is paid in full, excess
        of the Collateral Invested Amount over
        the Required Collateral Invested Amount
        paid to the Collateral Interest Holder
        pursuant to the Loan Agreement.................             $0.00
          (4)   Prior to the date the Class B
        Invested Amount is paid in full,
        amount to be treated as Shared
        Principal Collections..........................             $0.00

          (1)   An amount up to the Class A
        Adjusted Invested Amount deposited
        in the Principal Funding Account..............              $0.00
          (2)   On and after the Distribution
        Date on which the Class A Invested Amount
        deposited in the Principal Funding
        Account.......................................              $0.00
          (3) On and after the Distribution Date on
        which the Class B Invested Amount is paid in
        full, an amount up to the Collateral
        Invested Amount paid to the Collateral
        Interest Holder pursuant to the
        Loan Agreement.................................             $0.00

The Servicer does hereby instruct the Trustee to apply on 09/15/98 which date is a Distribution Date under the Supplement, any Excess Spread which is allocated to Series 1998-3 as follows:

A)      Class A Required Amount applied in
        the priority set forth.................................     $0.00

B)      Aggregate amount of Class A
        Investor Charge-Offs not
        previously reimbursed allocated to
        Available Principal Collections.................            $0.00

C)      Class B Required Amount applied first in the
        priority set forth and any remaining amount up
        to the Class B Investor Default Amount
        allocated to Available Principal
        Collections....................................       $823,095.76

D)      The amount by which the "Class B Invested
        Amount" has been reduced pursuant to clauses
        (c), (d) and (e) of the definition thereof
        allocated to Available Principal
        Collections....................................             $0.00

E)         (1)   Collateral Monthly Inte                      $357,060.25
           (2)   Collateral Monthly Interest
        previously due but not paid.....                            $0.00
           (3)   Collateral Additional Interest and
        any Collateral Additional Interest
        previously due and not paid.....                            $0.00

F)      Monthly Servicing Fee for such Distribution
        Date that has not been paid to the Servicer
        and any Monthly Servicing Fee previously
        due but not paid to the Servicer..............              $0.00

G)      Collateral Default Amount
        allocated to Available Principal
        Collections....................................       $488,030.23

H)      The amount by which the "Collateral Invested
        Amount" has been reduced pursuant to the
        definition thereof and allocated to
        Available Principal Collections.......................      $0.00

I)      The excess of the Required Reserve
        Account Amount over the Available
        Reserve Amount deposited into the
        Reserve Account................................             $0.00

J)      Paid to the Collateral Interest
        Holder pursuant to the Loan
        Agreement.....................................              $0.00

K)      Treated as Excess Finance Charge
        Collections and allocated to other
        Series or paid to the Holders of
        the Transferor Certificates.................        $2,662,025.74


The Servicer does hereby instruct the Trustee to apply on 09/15/98 which is a Distribution Date under the Pooling and Servicing agreement, $0.0 of Reallocated Principal Collections to fund any deficiencies in the Required Amount after applying Class A Available Funds, Class B Available Funds, Excess Spread and Excess Finance Charge Collections thereto.

II.   INSTRUCTION TO MAKE CERTAIN PAYMENTS

The Servicer does hereby instruct the Trustee to pay in accordance with the Supplement from the Collection Account or the Principal Funding Account, as applicable, on 09/15/98 which date is a Payment Date under the Supplement, the following amounts as set forth below:

A)      Interest to be distributed to Class
        A Certificate holders.........................      $2,454,441.29

B)      On the Expected Final Payment Date
        or a Special Payment Date,
        principal to be distributed to the
        Class A Certificateholders....................              $0.00

C)      Interest to be distributed to Class
        B Certificateholders..........................        $546,224.01

D)      On the Expected Final Payment Date or a
        Special Payment Date, on or after the date
        Class A Invested Amount is paid in full,
        principal to be distributed to the Class B
        Certificateholders............................              $0.00

E)      Interest to be distributed to the Collateral
        Interest Holder...............................        $357,060.25

F)      On the Expected Final Payment Date After
        the date Class A and Class B Invested
        Amounts are paid in full, principal to be
        distributed to the Collateral Interest
        Holder........................................              $0.00

III.   ACCRUED AND UNPAID AMOUNTS

        After giving effect to the withdrawals and transfers to be made in accordance with this notice, the following amounts will be accrued and unpaid with respect to all Monthly Periods preceding the current calendar month.

   1.   The aggregate amount of all
        unreimbursed Class A Investor
        Charge-Offs...................................              $0.00

   2.   The aggregate amount by which the Class B
        Invested Amount has been reduced......................      $0.00

   3.   The aggregate amount by which the Collateral
        Invested Amount has been reduced......................      $0.00

   4.   The aggregate amount by which the Collateral
        Invested Amount has been reduced......................      $0.00


IN WITNESS WHEREOF, the undersigned has duly executed this Certificate
on             09/15/98


                             PARTNERS FIRST RECEIVABLES FUNDING, LLC


                             by /s/ Mark Norwicz
                               -------------------------------------
                                Name:  Mark Norwicz
                                Title: Treasurer







                                                               Attachment C


                               Trust Inputs

Daily Collections Sheet
        Portfolio Activity Reporting Date                           15-Oct-98
        Monthly Settlement Period Start Date                         1-Sep-98
        Monthly Settlement  Period End Date                         30-Sep-98
        Next Distribution Date                                      16-Nov-98
        Beginning Month  Principal Receivables               1,682,393,379.22
        Discount Percentage                                             0.00%


Monthly Trust Activity Sheet
        Servicing Fee                                                   2.00%
        Beginning Special Funding Account Balance                        0.00
        Required Minimum Principal Balance                            107.00%
        Reallocation of Finance Charge Collections     Monthly Trust Activity
                                                       Row 80
        30-59 Days Delinquent                                   20,350,814.51
        60-89 Days Delinquent                                   12,536,459.34
        90+ Days Delinquent                                     28,067,281.71
        Total 30+ Days Delinquent                               60,954,555.56
        Collection Account Investment Proceeds                      44,639.76

        Aggregate Account Addition or Removal (Y/N)                         N
        Date of Account Addition or Removal                               n/a
        Principal Receivables at the end of the day of
          Addition/Removal                                                n/a
        Special Funding Account Balance at the End of
          the Day of Addition or Removal                                  n/a





                                                            Daily Collections

Partners First Credit Card Master Trust                                                                             03/31/99

Monthly Settlement Period Start Date                    01-Sep-98
Monthly Settlement  Period End Date                     30-Sep-98
Next Distribution Date                                  16-Nov-98                   Portfolio Activity Reporting    15-Oct-98
Beginning Month Principal Receivables            1,682,393,379.22
Beginning Month Adjusted Principal Receivables   1,682,393,379.22
Discount Percentage                                          0.00%
Beginning Month Trust Principal Receivabes       1,682,393,379.22

                            Beginning                                                      Principal         New
                            Principal      Finance Charge   Interchange       Principal    Adjustment      Principal
    Day          Date      Receivables      Collections     Collections      Collections     Amount       Receivables

Tuesday        09/01/98   1,682,393,379.22    726,792.27                     6,242,618.63       0.00     5,851,396.93
Wednesday      09/02/98   1,675,753,370.07    982,735.28                     7,461,526.75       0.00     4,814,204.12
Thursday       09/03/98   1,673,106,047.44    486,452.80                     4,239,845.05       0.00     4,652,603.37
Friday         09/04/98   1,673,518,805.76    632,401.40                     4,657,943.53       0.00     4,330,153.62
Saturday       09/05/98   1,673,191,015.85          0.00                             0.00       0.00             0.00
Sunday         09/06/98   1,673,191,015.85  2,147,322.13                    14,197,616.49       0.00     4,087,453.87
Monday         09/07/98   1,663,080,853.23          0.00                             0.00       0.00     5,914,801.46
Tuesday        09/08/98   1,668,995,654.69    121,592.70                     1,221,649.31       0.00     3,207,703.07
Wednesday      09/09/98   1,670,981,708.45  2,741,360.48                    15,521,353.07       0.00     4,858,243.78
Thursday       09/10/98   1,660,318,599.16    646,594.18                     5,452,905.19       0.00     4,669,893.23
Friday         09/11/98   1,659,535,587.20    330,076.30                     3,289,017.99       0.00     4,427,276.75
Saturday       09/12/98   1,660,673,622.96          0.00                             0.00       0.00             0.00
Sunday         09/13/98   1,660,673,622.96  1,815,272.59                    10,920,632.26       0.00     3,987,285.77
Monday         09/14/98   1,653,740,276.47    953,193.33                     7,336,961.90       0.00     5,870,956.37
Tuesday        09/15/98   1,648,143,140.33    171,558.23                     1,655,463.80       0.00     4,577,594.17
Wednesday      09/16/98   1,648,925,846.87  1,424,663.77                     9,242,878.59       0.00     4,201,929.20
Thursday       09/17/98   1,643,881,329.58    626,869.23                     4,427,102.88       0.00     4,132,610.15
Friday         09/18/98   1,643,586,832.85    456,560.69                     3,465,672.55       0.00     4,048,713.60
Saturday       09/19/98   1,644,175,780.05          0.00                             0.00       0.00             0.00
Sunday         09/20/98   1,644,175,780.05  2,390,490.51                    12,776,146.76       0.00     3,835,625.03
Monday         09/21/98   1,635,235,258.32    656,005.84                     4,869,621.68       0.00     5,704,488.72
Tuesday        09/22/98   1,636,070,197.49    850,574.65                     6,123,704.04       0.00     4,770,970.54
Wednesday      09/23/98   1,634,717,463.99    984,371.77                     6,654,234.85       0.00     4,039,531.03
Thursday       09/24/98   1,632,102,760.17    409,678.83                     3,372,047.59       0.00     3,970,586.82
Friday         09/25/98   1,632,701,299.40    746,617.62                     4,704,676.63       0.00     3,953,180.47
Saturday       09/26/98   1,631,949,803.24          0.00                             0.00       0.00             0.00
Sunday         09/27/98   1,631,949,803.24  1,752,042.00                    10,748,720.50       0.00     3,804,067.04
Monday         09/28/98   1,625,005,149.78    570,318.17                     4,653,773.42       0.00     5,670,223.92
Tuesday        09/29/98   1,626,013,219.42    585,420.11                     3,532,063.12       0.00     4,575,674.94
Wednesday      09/30/98   1,626,961,259.03  1,115,907.02                     7,952,333.97       0.00     4,384,789.90

Monthly Totals            1,626,961,259.03 24,324,871.90   1,517,897.47   164,720,510.55        0.00   118,341,957.87

1 Includes Fraud Charge-Offs equal to:        148,852.28






                             Principal                     Ending         Invested Amt +
                             Charge-off    Recovery        Principal      Req Transferor     Special Funding   SFA Earnings
    Day          Date          Amount1    Collections     Receivables          Amount        Account Balance

Tuesday        09/01/98    6,248,787.45                1,675,753,370.07   1,605,000,000.00              0.00
Wednesday      09/02/98            0.00                1,673,106,047.44   1,605,000,000.00              0.00
Thursday       09/03/98            0.00                1,673,518,805.76   1,605,000,000.00              0.00
Friday         09/04/98            0.00                1,673,191,015.85   1,605,000,000.00              0.00
Saturday       09/05/98            0.00                1,673,191,015.85   1,605,000,000.00              0.00
Sunday         09/06/98            0.00                1,663,080,853.23   1,605,000,000.00              0.00
Monday         09/07/98            0.00                1,668,995,654.69   1,605,000,000.00              0.00
Tuesday        09/08/98            0.00                1,670,981,708.45   1,605,000,000.00              0.00
Wednesday      09/09/98            0.00                1,660,318,599.16   1,605,000,000.00              0.00
Thursday       09/10/98            0.00                1,659,535,587.20   1,605,000,000.00              0.00
Friday         09/11/98          223.00                1,660,673,622.96   1,605,000,000.00              0.00
Saturday       09/12/98            0.00                1,660,673,622.96   1,605,000,000.00              0.00
Sunday         09/13/98            0.00                1,653,740,276.47   1,605,000,000.00              0.00
Monday         09/14/98    4,131,130.61                1,648,143,140.33   1,605,000,000.00              0.00
Tuesday        09/15/98    2,139,423.83                1,648,925,846.87   1,605,000,000.00              0.00
Wednesday      09/16/98        3,567.90                1,643,881,329.58   1,605,000,000.00              0.00
Thursday       09/17/98            4.00                1,643,586,832.85   1,605,000,000.00              0.00
Friday         09/18/98       (5,906.15)               1,644,175,780.05   1,605,000,000.00              0.00
Saturday       09/19/98            0.00                1,644,175,780.05   1,605,000,000.00              0.00
Sunday         09/20/98            0.00                1,635,235,258.32   1,605,000,000.00              0.00
Monday         09/21/98          (72.13)               1,636,070,197.49   1,605,000,000.00              0.00
Tuesday        09/22/98            0.00                1,634,717,463.99   1,605,000,000.00              0.00
Wednesday      09/23/98            0.00                1,632,102,760.17   1,605,000,000.00              0.00
Thursday       09/24/98            0.00                1,632,701,299.40   1,605,000,000.00              0.00
Friday         09/25/98            0.00                1,631,949,803.24   1,605,000,000.00              0.00
Saturday       09/26/98            0.00                1,631,949,803.24   1,605,000,000.00              0.00
Sunday         09/27/98            0.00                1,625,005,149.78   1,605,000,000.00              0.00
Monday         09/28/98        8,380.86                1,626,013,219.42   1,605,000,000.00              0.00
Tuesday        09/29/98       95,572.21                1,626,961,259.03   1,605,000,000.00              0.00
Wednesday      09/30/98            0.00                1,623,393,714.96   1,605,000,000.00              0.00

Monthly Totals            12,621,111.58   966,118.45   1,623,393,714.96   1,605,000,000.00              0.00        0.00







                          Monthly Trust Activity

A. Trust Level Activity
        Number of Days in Collection Period                                                             30
        Beginning Principal Receivables Balance                                           1,682,393,379.22
        Beginning Special Funding Account Balance                                                     0.00
        Beginning Total Principal Balance                                                 1,682,393,379.22
        Special Funding Account Earnings                                                              0.00
        Finance Charge Collections                                                           24,324,871.90
        Interchange Collections                                                               1,517,897.47
        Collection Account Investment Proceeds                                                   44,639.76
        Recoveries treated as Finance Charge Collections                                              0.00
        Total Finance Charge Receivables Collections                                         25,887,409.13
        Principal Receivables Collections                                                   164,720,510.55
        Total Servicing Fee                                                                   2,803,988.97
        Recoveries treated as Principal Collections                                             966,118.45
        Total Principal Receivables Collections                                             165,686,629.00
        Monthly Payment Rate                                                                        11.62%
        Defaulted Amount (Net of Recoveries)                                                 11,506,140.85
        Annualized Default Rate                                                                      8.21%
        Trust Portfolio Yield                                                                       18.46%
        New Principal Receivables                                                           118,341,957.87
        Aggregate Account Addition or Removal (Y/N)?                                                   N
        Date of Addition/Removal                                                                       n/a
        Principal Receivables at the end of the day of Addition/Removal                                n/a
        SFA Balance at the end of the day of Addition/Removal                                          n/a
        Principal Receivables + SFA Balance at the end of the day of Addition/Removal                  n/a
        Percentage of the Collection Period which is before the Addition/Removal Date                  n/a
        Ending Principal Receivables Balance                                              1,623,393,714.96
        Ending Special Funding Account (SFA) Balance                                                  0.00
        Ending Principal Receivables + SFA Balance                                        1,623,393,714.96
        Required Minimum Principal Balance                                                1,500,000,000.00



B. Series Allocations
                                                           Total            1998-2            1998-3
        Group                                                                  1                 1
        Class A Invested Amount                                           528,000,000.00    528,000,000.00
        Class B Invested Amount                                           113,000,000.00    113,000,000.00
        Collateral Invested Amount                                         67,000,000.00     67,000,000.00
        Class D Invested Amount                                            42,000,000.00     42,000,000.00
        Total Invested Amount                         1,500,000,000.00    750,000,000.00    750,000,000.00
        Required Transferor Amount                      105,000,000.00     52,500,000.00     52,500,000.00
        Invested Amount + Req Transf Amount           1,605,000,000.00    802,500,000.00    802,500,000.00
        Series Allocation Percentage                           100.00%            50.00%            50.00%
        Series Allocable Finance Charge Collections                        12,943,704.57     12,943,704.57
        Series Allocable Principal Collections                             82,843,314.50     82,843,314.50
        Series Allocable Defaulted Amounts                                  5,753,070.43      5,753,070.43
        Series Allocable Servicing Fee                                      1,401,994.48      1,401,994.48
        In Revolving Period?                                                           Y                 Y
        Available for Shared Principal Collections                                  0.00              0.00

B. Series Allocations
        Amounts Due                                                          1998-2            1998-3
                     Principal Allocation Percentage                              89.16%            89.16%
                     Floating Allocation Percentage                               89.16%            89.16%
                     Class A Certificate Rate                                     5.690%            5.720%
                     Class B Certificate Rate                                     5.900%            5.950%
                     CIA Certificate Rate                                         6.465%            6.565%
                     Class D Certificate Rate                                     0.000%            0.000%
                     Class A Interest                                       2,503,529.60      2,516,729.60
                     Class B Interest                                         555,568.27        560,276.60
                     Collateral Monthly Interest                              360,953.57        366,536.90
                     Class D Interest                                               0.00              0.00
                     Investor Monthly Interest                              3,420,051.43      3,443,543.10
                     Investor Default Amount (Net of Recoveries)            5,129,362.58      5,129,362.58
                     Interchange Collections                                  676,668.80        676,668.80
                     Servicer Interchange                                     468,750.00        468,750.00
                     Monthly Servicing Fee (Before Adjustments)             1,250,000.00      1,250,000.00
                         Interchange Adjustment                                     0.00              0.00
                         SFA Adjustment                                             0.00              0.00
                     Monthly Servicing Fee (After Adjustments)              1,250,000.00      1,250,000.00

C. Group 1 Allocations
                                                           Total            1998-2            1998-3
        Adjusted Invested Amount for Series           1,500,000,000.00    750,000,000.00    750,000,000.00
        Principal Collections                           147,724,038.01     73,862,019.00     73,862,019.00
        Finance Charge Collections                       23,080,876.44     11,540,438.22     11,540,438.22
        Investor Monthly Interest                         6,863,594.53      3,420,051.43      3,443,543.10
        Investor Default Amount                          10,258,725.15      5,129,362.58      5,129,362.58
        Monthly Servicing Fee                             2,500,000.00      1,250,000.00      1,250,000.00
        Total Amount Due                                 19,622,319.69      9,799,414.01      9,822,905.68
        Excess Before Reallocation                        3,458,556.75      1,741,024.21      1,717,532.54
        Reallocation of Finance Charge Collections                            -11,745.83         11,745.83
        Dollars of Excess Spread                          3,458,556.75      1,729,278.37      1,729,278.37
        Percentage Excess Spread                                 2.77%             2.77%             2.77%
        Reallocated Finance Charge Collections           23,080,876.44     11,528,692.38     11,552,184.05

D. Trust Performance
        30-59 Days Delinquent                                              20,350,814.51
        60-89 Days Delinquent                                              12,536,459.34
        90+ Days Delinquent                                                28,067,281.71
        Total 30+ Days Delinquent                                          60,954,555.56








                               1998-2 Inputs

Series Sheet
        Last Payment Date                              15-Sep-98
        Current Payment Date                           15-Oct-98


                                                        Class A           Class B            CIA             Class D
        Fixed/Floating                                 Floating          Floating          Floating         Floating
        Certificate Rate                               5.690%            5.900%            6.465%           0.000%
        Initial Balance                                  528,000,000.00    113,000,000.00    67,000,000.00    42,000,000.00
        Beginning Outstanding Amount                     528,000,000.00    113,000,000.00    67,000,000.00    42,000,000.00
        Beginning Invested Amount                        528,000,000.00    113,000,000.00    67,000,000.00    42,000,000.00
        Beginning Adjusted Invested Amount               528,000,000.00    113,000,000.00    67,000,000.00    42,000,000.00

        Revolving Period (Y/N)                                      Y
        Accumulation Period (Y/N)                                   N
        Early Amortization (Y/N)                                    N
        Controlled Accumulation Period                             12
        Holdings is Servicer                                        Y
        Paydown Excess CIA (Y/N)                                    Y
        Paydown Excess Class D (Y/N)                                Y
        Controlled Accumulation Amount                         53,416,666.67
        Prior Controlled Deposit Amount Shortfall                       0.00
        Controlled Deposit Amount                              53,416,666.67
        Beginning Principal Funding Account Balance                     0.00
        Principal Funding Investment Proceeds                           0.00
        Collection Account Investment Proceeds                     22,319.88
        YSA Investment Proceeds                                    43,778.08
        Yield Supplement Account Beginning Balance              8,750,000.00
        Yield Supplement Account Release                        1,250,000.00
        Yield Supplement Credit Amount Percentage                    100.00%

        Reserve Account Mechanics
                Begin Funding Reserve Account (Y/N)                       N
                Required Reserve Account                        3,205,000.00
                Beginning Balance                                       0.00

        K. Application of Excess Spread and Excess Finance
           Charge Collections
                Other CIA Amounts Owed                                  0.00
                Excess Fin Charge Coll from other Series                0.00
                Excess Fin Charge Coll for other Series                 0.00

        M. Application of Principal Collections during
           Revolving Period
                Required Collateral Invested Amount            67,000,000.00
                Required Class D                               42,000,000.00

        O. Yield and Base Rate
                Base Rate
                     Prior Monthly Period                              7.52%
                     Second Prior Monthly Period                       7.53%
                Series Adjusted Portfolio Yield
                     Prior Monthly Period                             11.60%
                     Second Prior Monthly Period                      15.22%






                               1998-3 Inputs

Series Sheet
        Last Payment Date                    15-Sep-98
        Current Payment Date                 15-Oct-98


                                                        Class A           Class B             CIA             Class D
        Fixed/Floating                                 Floating          Floating          Floating         Floating
        Certificate Rate                               5.720%            5.950%            6.565%           0.000%
        Initial Balance                                  528,000,000.00    113,000,000.00    67,000,000.00    42,000,000.00
        Beginning Outstanding Amount                     528,000,000.00    113,000,000.00    67,000,000.00    42,000,000.00
        Beginning Invested Amount                        528,000,000.00    113,000,000.00    67,000,000.00    42,000,000.00
        Beginning Adjusted Invested Amou                 528,000,000.00    113,000,000.00    67,000,000.00    42,000,000.00

        Revolving Period (Y/N)                                      Y
        Accumulation Period (Y/N)                                   N
        Early Amortization (Y/N)                                    N
        Controlled Accumulation Period                             12
        Holdings is Servicer                                        Y
        Paydown Excess CIA (Y/N)                                    Y
        Paydown Excess Class D (Y/N)                                Y
        Controlled Accumulation Amount                         53,416,666.67
        Prior Controlled Deposit Amount Shortfall                       0.00
        Controlled Deposit Amount                              53,416,666.67
        Beginning Principal Funding Account Balance                     0.00
        Principal Funding Investment Proceeds                           0.00
        Collection Account Investment Proceeds                     22,319.88
        YSA Investment Proceeds                                    43,778.08
        Yield Supplement Account Beginning Balance              8,750,000.00
        Yield Supplement Account Release                        1,250,000.00
        Yield Supplement Credit Amount Percentage                    100.00%

        Reserve Account Mechanics
                Begin Funding Reserve Account (Y/N)                       N
                Required Reserve Account Amount                 3,205,000.00
                Beginning Balance                                       0.00

        K. Application of Excess Spread and Excess Finance
           Charge Collections
                Other CIA Amounts Owed                                  0.00
                Excess Fin Charge Coll from other Series                0.00
                Excess Fin Charge Coll for toehr Series                 0.00

        M. Application of Principal Collections during
           Revolving Period
                Required Collateral Invested Amount            67,000,000.00
                Required Class D                               42,000,000.00

        O. Yield and Base Rate
                Base Rate
                     Prior Monthly Period                              7.56%
                     Second Prior Monthly Period                       7.57%
                Series Adjusted Portfolio Yield
                     Prior Monthly Period                             11.63%
                     Second Prior Monthly Period                      15.29%






                                                                 Series 1998-2

A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                        15-Sep-98
Current Payment Date                     15-Oct-98
Actual / 360 Days                           30               30               30              30
30 / 360 Days                               30               30               30              30
Fixed / Floating                         Floating         Floating         Floating        Floating
                                                                          Collateral
                                                                           Invested
                                          Class A          Class B          Amount          Class D          Total
Certificate Rate                               5.690%           5.900%          6.465%          0.000%
Initial Balance                        528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00
Required Transferor Amount                                                                                52,500,000.00
Total Initial Amount                                                                                     802,500,000.00

Beginning Outstanding Amount           528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00
Ending Outstanding Amount              528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00

Beginning Invested Amount              528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00
Ending Invested Amount                 528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00

Beginning Adjusted Invested Amount     528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00
Ending Adjusted Invested Amount        528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00

Principal Allocation Percentage                70.40%           15.07%           8.93%            5.60%         100.00%
Floating Allocation Percentage                 70.40%           15.07%           8.93%            5.60%         100.00%
Principal Collections                   51,998,861.38    11,128,544.20    6,598,340.36     4,136,273.06   73,862,019.00
Realloc Finance Charge Collections       8,116,199.44     1,736,989.65    1,029,896.52       645,606.77   11,528,692.38
YSA Draw                                                                                                   1,250,000.00
YSA Investment Proceeds                                                                                       43,778.08
Realloc Finance Charge plus YSA Draw     9,027,019.21     1,931,918.88    1,145,474.03       718,058.35   12,822,470.46
Monthly Interest                         2,503,529.60       555,568.27      360,953.57             0.00    3,420,051.43
Investor Default Amount (Net)            3,611,071.25       772,823.96      458,223.06       287,244.30    5,129,362.58
Monthly Servicing Fee                      880,000.00       188,333.33      111,666.67        70,000.00    1,250,000.00
Total Due                                6,994,600.85     1,516,725.56      930,843.29       357,244.30    9,799,414.01

Reallocated Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                12,822,470.46
Series Adjusted Portfolio Yield                                                                                  12.31%
Base Rate                                                                                                         7.47%

Series Parameters
                    Revolving Period (Y/N)                           Y
                    Accumulation Period (Y/N)                        N
                    Early Amortization (Y/N)                         N
                    Controlled Accumulation Period                 12.00
                    Holdings is Servicer                             Y
                    Paydown Excess CIA (Y/N)                         Y
                    Paydown Excess Class D (Y/N)                     Y
                    Controlled Accumulation Amount              53,416,666.67
                    Controlled Deposit Amount                   53,416,666.67
                    Ending Controlled Deposit Amount Shortfall           0.00

Funding Accounts
                    Beginning Principal Funding Account Balance          0.00
                    Principal Funding Account Deposit                    0.00
                    Ending Principal Funding Account Balance             0.00
                    Principal Funding Investment Proceeds                0.00

                    Yield Supplement Account Beginning Balance   8,750,000.00
                    Yield Supplement Account Release             1,250,000.00
                    Yield Supplement Account Ending Balance      7,500,000.00

                    Reserve Account Beginning Balance                    0.00
                    Required Reserve Account Amount                      0.00
                    Funds Deposited into Reserve Account                 0.00
                    Ending Reserve Account Balance                       0.00

C. Certificate Balances and Distrubutions

                                            Class A          Class B            CIA            Class D         Total
                     Beginning Balance   528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00
                Interest Distributions     2,503,529.60       555,568.27      360,953.57            0.00     3,420,051.43
                          PFA Deposits             0.00                                                              0.00
               Principal Distributions             0.00             0.00            0.00            0.00             0.00
                   Total Distributions     2,503,529.60       555,568.27      360,953.57            0.00     3,420,051.43
            Ending Certificate Balance   528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00
                           Pool Factor          100.00%          100.00%         100.00%         100.00%
         Total Distribution Per $1,000           4.7415           4.9165          5.3874          0.0000
      Interest Distribution Per $1,000           4.7415           4.9165          5.3874          0.0000
     Principal Distribution Per $1,000           0.0000           0.0000          0.0000          0.0000

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount:


        1 Total amount of the distribution:                                                  2,503,529.60
        2 Amount of the distribution in respect of Class A Monthly Interest:                 2,503,529.60
        3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:             0.00
        4 Amount of the distribution in respect of Class A Additional Interest:                      0.00
        5 Amount of the distribution in respect of Class A Principal:                                0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
   Charge-Offs on such Distribution Date.

        1 Total amount of Class A Investor Charge-Offs:                                              0.00
        2 Amount of Class A Investor Charge-Offs                                                     0.00
          per $1,000 original certificate principal amount:
        3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                        0.00
        4 Amount reimbursed in respect of Class A Investor Charge-Offs                               0.00
          per $1,000 original certificate principal amount:
        5 The amount, if any, by which the outstanding principal                                     0.00
          balance of the Class A Certificate exceeds the Class A
          Invested Amount after giving effect to all transactions
          on such Distribution Date:

F. Information regarding distributions in respect of the Class B
   Certificates, per $1,000 original certificate principal amount.

        1 The total amount of the distribution:                                                555,568.27
        2 Amount of the distribution in respect of Class B monthly                             555,568.27
        3 Amount of the distribution in respect of Class B outstanding monthly interest:             0.00
        4 Amount of the distribution in respect of Class B additional interest:                      0.00
                  5 Amount of the distribution in respect of Class B principal:                      0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

        1 The amount of reductions in Class B Invested Amount                                        0.00
        2 The amount of reductions in the Class B Invested Amount set forth in                       0.00
            paragraph 1 above, per $1,000 original certificate principal amount:
        3 The total amount reimbursed in respect of such reductions                                  0.00
            in the Class B Invested Amount:
        4 The total amount set forth in paragraph 3 above, per $1,000                                0.00
            original certificate principal amount:
        5 The amount, if any, by which the outstanding principal                                     0.00
            balance of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

        1 Total amount distributed to the Collateral Interest Holder                           360,953.57
        2 Amount distributed in respect of Collateral Monthly Interest                         360,953.57
        3 Amount distributed in respect of Collateral Additional Interest                            0.00
        4 The amount distributed to the Collateral Interest Holder in respect                        0.00
            of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

        1 The amount of reductions in the Collateral Invested Amount.                                0.00
        2 The total amount reimbursed in respect of such reductions in the                           0.00
            Collateral Invested Amount



                                                 Available            Due          Paid            Shortfall
        1 Allocated Class A Available Funds    9,027,019.21
          a Reserve Account Release                    0.00
          b PFA Investment Earnings                    0.00
          c Class A Available Funds            9,027,019.21

        2 Class A Available Funds              9,027,019.21
          a Class A Monthly Interest                              2,503,529.60   2,503,529.60          0.00
          b Class A Servicing Fee                                   880,000.00     880,000.00          0.00
          c Class A Investor Default Amount                       3,611,071.25   3,611,071.25          0.00
          d Class A Excess                     2,032,418.35

        2 Class B Available Funds              1,931,918.88
          a Class B Monthly Interest                                555,568.27     555,568.27          0.00
          b Class B Servicing Fee                                   188,333.33     188,333.33          0.00
          c Class B Excess                     1,188,017.28

        3 Collateral Available Funds           1,145,474.03
          a Collateral Servicing Fee                                111,666.67     111,666.67          0.00
          b Collateral Excess                  1,033,807.36

        4 Class D Available Funds
          a Class D Available Funds              718,058.35
          b Class D Servicing Fee                                    70,000.00      67,545.18          0.00
          c Class D Excess                       648,058.35

        5 Total Excess Spread                  4,902,301.34

K. Application of Excess Spread and Excess Finance
   Charge Collections
                                                 Available             Due          Paid           Shortfall
        1 Available Excess Spread              4,902,301.34
        2 Excess Fin Charge Coll                       0.00
            from Other Series
        3 Available Funds                      4,902,301.34
        2 Class A Required Amount Shortfalls                              0.00           0.00          0.00
        3 Class B Defaults                                          772,823.96     772,823.96          0.00
        4 Monthly Servicing Fee                                           0.00           0.00          0.00
        5 Collateral Monthly Interest                               360,953.57     360,953.57          0.00
        6 Collateral Default Amount                                 458,223.06     458,223.06          0.00
        7 Reserve Account Deposit                                         0.00           0.00          0.00
        9 Class D Monthly Interest                                        0.00           0.00          0.00
       10 Class D Default Amount                                    287,244.30     287,244.30          0.00
        8 Other CIA Amounts Owed                                          0.00           0.00          0.00
       11 Excess Fin Coll for Other Series                                0.00           0.00          0.00
       12 Excess Spread                         3,023,056.45
       13 Writedowns
                               a Class A                0.00
                               b Class B                0.00
                               c CIA                    0.00
                               d Class D                0.00

L. Reallocated Principal Collections

        3 Total Principal Collections Allocable                  73,862,019.00
        4 Principal Required to Fund the Required Amount                  0.00
        5 Shared Principal Collections from other Series                  0.00
        6 Other Amounts Treated as Principal Collections          5,129,362.58
        7 Available Principal Collections                        78,991,381.58

M. Application of Principal Collections during Revolving
   Period

        1 Collateral Invested Amount                             67,000,000.00
        2 Required Collateral Invested Amount                    67,000,000.00
        3 Amount used to pay Excess CIA                                   0.00
        4 Available Principal Collections                        78,991,381.58

        5 Class D                                                42,000,000.00
        6 Required Class D                                       42,000,000.00
        7 Amount used to pay Excess Class D                               0.00
        8 Available Principal Collections                        78,991,381.58

N. Application of Principal Collections during the
   Accumulation Period

        1 Available Principal Collections                       78,991,381.58
          a Controlled Deposit Amount                                    0.00
          b Minimum of Avail Prin Coll and CDA                           0.00
          c Controlled Deposit Amount Shortfall                          0.00
          d Amount Deposited in PFA for Class A                          0.00
          e Draw from PFA to pay Class A Principal                       0.00
          f Class A Adjusted Invested Amount                   528,000,000.00

        2 Remaining Principal Collections Available                      0.00
          a Remaining PFA Balance                                        0.00
          b Beginning Class B Outstanding Amount               113,000,000.00
          c Beginning Class B Adjusted Invested Amount         113,000,000.00
          d Amount Deposited in PFA for Class B                          0.00
          e Draw from PFA to pay Class B Principal                       0.00
          f Class B Adjusted Invested Amount                   113,000,000.00

        3 Remaining Principal Collections Available                      0.00
          a Remaining CIA Amount                                67,000,000.00
          b Principal Paid to CIA                                        0.00
          c CIA at the end of the Period                        67,000,000.00

        4 Remaining Principal Collections Available                      0.00
          a Remaining Class D Amount                            42,000,000.00
          b Principal Paid to Class D                                    0.00
          c Class D at the end of the Period                    42,000,000.00

         Class A Principal Paid to Investors                             0.00
         Ending Class A Outstanding Amount                     528,000,000.00
         Ending Class B Outstanding Amount                     113,000,000.00

         5 Shared Principal Collections                                  0.00

N. Application of Principal Collections during Early
   Amortization Period

        1 Principal Collections Available                                0.00
          a Remaining Class A Adjusted Invested Amount         528,000,000.00
          b Principal Paid to Class A                                    0.00
          c End of Period Class A Adjusted Invested Amount     528,000,000.00

        2 Remaining Principal Collections Available                      0.00
          a Remaining Class B Adjusted Invested Amount         113,000,000.00
          b Principal Paid to Class B                                    0.00
          c End of Period Class B Adjusted Invested Amount     113,000,000.00

        3 Remaining Principal Collections Available                      0.00
          a Remaining Collateral Invested Amount                67,000,000.00
          b Principal Paid to CIA                                        0.00
          c Collateral Invested Amount at the end of the
              Period                                            67,000,000.00

        4 Remaining Principal Collections Available                      0.00
          a Remaining Class D Amount                            42,000,000.00
          b Principal Paid to Class D                                    0.00
          c Class D at the end of the Period                    42,000,000.00

O. Yield and Base Rate

        1 Base Rate
          a Current Monthly Period                     7.47%
          b Prior Monthly Period                       7.52%
          c Second Prior Monthly Period                7.53%

          Three Month Average Base Rate                                 7.51%

        2 Series Adjusted Portfolio Yield
          a Current Monthly Period                    12.31%
          b Prior Monthly Period                      11.60%
          c Second Prior Monthly Period               15.22%

          Three Month Average Series Adjusted
          Portfolio Yield                                              13.04%

        3 Excess Spread
          a Current Monthly Period                     4.84%
          b Prior Monthly Period                       4.08%
          c Second Prior Monthly Period                7.69%

          Three Month Average Excess Spread                             5.53%







                              1998-2 Trustee

                  ----------------------------------------

                  Partners First Credit Card Master Trust

                               Series 1998-2

                  ----------------------------------------


     The undersigned, a duly authorized representative of Partners First Holdings LLC ("Holdings"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of June 26, 1998 (as amended and supplemented, the "Pooling and Servicing Agreement"), among Holdings, Partners First Receivables Funding LLC ("Funding"), as Transferor and The Bank of New York, as trustee (the "Trustee"), does hereby certify as follows:

     1. Capitalized terms used in this Certificate have been defined in the Agreement or the Series 1998-2 Supplement dated as of June 26, 1998, among Holdings Funding and the Trustee (as amended and supplemented, the "Supplement"), as applicable.

     2. Holdings is the Servicer

     3. The undersigned is a Servicing Officer.

I.  INSTRUCTION TO MAKE A WITHDRAWAL

The Servicer does hereby instruct the Trustee (i) to make withdrawals from the Collection Account on 10/15/98 which date is a Distribution Date under the Supplement, in the aggregate amounts (equal to the Class A Available Funds, Class B Available Funds and Collateral Available Funds, respectively) as set forth below in respect of the following amounts (ii) to apply the proceeds of such withdrawals in accordance with the Supplement.

With respect to the Class A Certificates

A)          (1)  Interest at the Class A
        Certificate Rate for the related
        Interest Period on the Class A Invested
        Amount ......................................        $2,503,529.60
            (2)  Class A Monthly Interest
        previously due but not paid.....                             $0.00
            (3)  Class A Additional Interest
        and any Class A Additional Interest due
        but not paid ................................                $0.00

B)          (1)  The Class A Servicing Fee for
        the preceding Monthly Period , if
        applicable...................................          $880,000.00
            (2)  Accrued and unpaid Class A
        Servicing Fees, if applicable................                $0.00

C)      Class A Investor Default Amount
        for the preceding Monthly Period.............        $3,611,071.25

With respect to the Class B Certificates

A)          (1)  Interest at the Class B
        Certificate Rate for the preceding
        Monthly Period on the Class B Invested
        Amount ......................................          $555,568.27
            (2)  Class B Monthly Interest
        previously due but not paid..................                $0.00
            (3)  Class B Additional Interest
        and any Class B Additional Interest
        previously due but not paid..................                $0.00

B)          (1)  The Class B Servicing Fee for
        the preceding Monthly Period, if
        applicable...................................          $188,333.33
            (2)  Accrued and unpaid Class B
        Servicing Fees, if applicable................                $0.00

With respect to the Collateral Interest

A)          (1)  The Collateral Servicing Fee
        for the preceding Monthly Period, if
        applicable...................................          $111,666.67
            (2)  Accrued and unpaid Collateral
        Servicing Fee, if applicable.................                $0.00

B)          (1)  The Class D Servicing Fee
        for the preceding Monthly Period, if
        applicable...................................           $70,000.00
            (2)  Accrued and unpaid Class D
        Servicing Fee, if applicable.................                $0.00

        The Servicer hereby instructs the
        Trustee (i) to make withdrawals
        from the Collection Account on
        15/10/98 which date is a
        Distribution Date under the
        Supplement, in the aggregate
        amounts (equal to the Available
        Principal Collections) as set
        forth below in respect of the
        following amounts and (ii) to
        apply the proceeds of such withdrawals.

C)          (1)  The excess, if any, of the
        Collateral Invested Amount over
        the Required Collateral Invested
        Amount paid to the Collateral
        Interest Holder pursuant to the
        Loan Agreement..............................                 $0.00
            (2)  Amount to be treated as
        Shared Principal
        Collections.................................                 $0.00

With respect to the Class D Certificates

A)          (1)  The excess, if any, of the
        Class D Amount over the Required
        Class D Invested Amount paid to the
            (2)  Class D Holder......................                $0.00
        Amount to be treated as
        Shared Principal
        Collections.................................                 $0.00

With Respect to Principal

A)          (1)  The Lesser of the Controlled
        Deposit Amount and the sum of
        the Class A Adjusted Invested
        Amount and the Class B Adjusted
        Invested Amount deposited in
        the Principal Funding Account...............                 $0.00
            (2)  After the Class B Invested
        Amount is paid in full, the amount
        paid to the Collateral Interest
        Holder (up to the Collateral
        Invested Amount) pursuant to the
        Loan Agreement..............................                 $0.00
            (3)  Prior to the date the Class B
        Invested Amount is paid in full,
        excess of the Collateral Invested
        Amount over the Required Collateral
        Invested Amount paid to the
        Collateral Interest Holder
        pursuant to the Loan Agreement..............                 $0.00
            (4)  Prior to the date the Class B
        Invested Amount is paid in full,
        amount to be treated as Shared
        Principal Collections.......................                 $0.00

            (1)   An amount up to the Class A
        Adjusted Invested Amount deposited
        in the Principal Funding Account............                 $0.00
            (2)   On and after the Distribution
        Date on which the Class A Invested Amount
        deposited in the Principal Funding
        Account.....................................                 $0.00
            (3) On and after the Distribution
        Date on which the Class B
        Invested Amount is paid in full,
        an amount up to the Collateral
        Invested Amount paid to the
        Collateral Interest Holder pursuant
        to the Loan Agreement.......................                 $0.00

The Servicer does hereby instruct the Trustee to apply on 10/15/98 which date is a Distribution
Date under the Supplement, any Excess Spread which is allocated to Series 1998-2 as follows:

A)      Class A Required Amount applied in
        the priority set forth......................                 $0.00

B)      Aggregate amount of Class A
        Investor Charge-Offs not
        previously reimbursed allocated to
        Available Principal Collections.............                 $0.00

C)      Class B Required Amount applied
        first in the priority set forth and
        any remaining amount up to the
        Class B Investor Default Amount
        allocated to Available Principal
        Collections.................................           $772,823.96

D)      The amount by which the "Class B
        Invested Amount" has been reduced
        pursuant to clauses (c), (d) and
        (e) of the definition thereof
        allocated to Available Principal
        Collections.................................                 $0.00

E)        (1)   Collateral Monthly Interest.........           $360,953.57
          (2)   Collateral Monthly Interest
        previously due but not paid.................                 $0.00
          (3)   Collateral Additional Interest
        and any Collateral Additional Interest
        previously due and not paid.................                 $0.00

F)      Monthly Servicing Fee for such
        Distribution Date that has not
        been paid to the Servicer and
        any Monthly Servicing Fee previously
        due but not paid to the Servicer............                 $0.00

G)      Collateral Default Amount
        allocated to Available Principal
        Collections.................................           $458,223.06

H)      The amount by which the "Collateral
        Invested Amount" has been
        reduced pursuant to the definition
        thereof and allocated to
        Available Principal Collections.............                 $0.00

I)      The excess of the Required Reserve
        Account Amount over the Available
        Reserve Amount deposited into the
        Reserve Account.............................                 $0.00

J)      Paid to the Collateral Interest
        Holder pursuant to the Loan
        Agreement...................................                 $0.00

K)      Treated as Excess Finance Charge
        Collections and allocated to other
        Series or paid to the Holders of
        the Transferor Certificates.................         $3,023,056.45

The Servicer does hereby instruct the Trustee to apply on 10/15/98 which is a Distribution
Date under the Pooling and Servicing agreement, $0.0 of Reallocated Principal Collections to fund any deficiencies in the Required Amount after applying Class A Available Funds,
Class B Available Funds, Excess Spread
and Excess Finance Charge Collections thereto.

II.   INSTRUCTION TO MAKE CERTAIN PAYMENTS

The Servicer does hereby instruct the Trustee to pay in accordance with the Supplement from the Collection Account or the Principal
Funding Account, as applicable, on 10/15/98 which date is a Payment Date under the Supplement, the following amounts as set forth below:

A)      Interest to be distributed to Class
        A Certificate holders.......................         $2,503,529.60

B)      On the Expected Final Payment Date
        or a Special Payment Date,
        principal to be distributed to the
        Class A Certificateholders..................                 $0.00

C)      Interest to be distributed to Class
        B Certificateholders........................           $555,568.27

D)      On the Expected Final Payment Date
        or a Special Payment Date, on or
        after the date Class A Invested
        Amount is paid in full, principal
        to be distributed to the Class B
        Certificateholders..........................                 $0.00

E)      Interest to be distributed to the
        Collateral Interest Holder..................           $360,953.57

F)      On the Expected Final Payment Date
        After the date Class A and Class
        B Invested Amounts are paid in full,
        principal to be distributed to
        the Collateral Interest
        Holder.....................................                  $0.00

III.   ACCRUED AND UNPAID AMOUNTS

        After giving effect to the withdrawals
and transfers to be made in accordance with this notice, the following amounts will be accrued and unpaid with respect to all Monthly Periods preceding the current calendar month.

   1.    The aggregate amount of all
         unreimbursed Class A Investor
         Charge-Offs................................                 $0.00

   2.    The aggregate amount by which
         the Class B Invested Amount has
         been reduced...............................                 $0.00

   3.    The aggregate amount by which
         the Collateral Invested Amount has
         been reduced...............................                 $0.00

   4.    The aggregate amount by which
         the Collateral Invested Amount has
         been reduced...............................                 $0.00


IN WITNESS WHEREOF, the undersigned has duly executed this Certificate on 10/15/98


                      PARTNERS FIRST RECEIVABLES FUNDING, LLC

                      by /s/ Mark Norwicz
                        -------------------------------------
                         Name:  Mark Norwicz
                         Title: Treasurer






                                                                 Series 1998-3

A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                          15-Sep-98
Current Payment Date                       15-Oct-98
Actual / 360 Days                             30               30               30              30
30 / 360 Days                                 30               30               30              30
Fixed / Floating                           Floating         Floating         Floating        Floating
                                                                            Collateral
                                                                             Invested
                                            Class A          Class B          Amount          Class D          Total
Certificate Rate                                 5.720%           5.950%          6.565%         0.000%
Initial Balance                          528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00
Required Transferor Amount                                                                                  52,500,000.00
Total Initial Amount                                                                                       802,500,000.00

Beginning Outstanding Amount             528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00
Ending Outstanding Amount                528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00

Beginning Invested Amount                528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00
Ending Invested Amount                   528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00

Beginning Adjusted Invested Amount       528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00
Ending Adjusted Invested Amount          528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00

Principal Allocation Percentage                  70.40%           15.07%           8.93%            5.60%         100.00%
Floating Allocation Percentage                   70.40%           15.07%           8.93%            5.60%         100.00%
Principal Collections                     51,998,861.38    11,128,544.20    6,598,340.36     4,136,273.06   73,862,019.00
Realloc Finance Charge Collections         8,132,737.57     1,740,529.06    1,031,995.11       646,922.31   11,552,184.05
YSA Draw                                                                                                     1,250,000.00
YSA Investment Proceeds                                                                                         43,778.08
Realloc Finance Charge plus YSA Draw       9,043,557.34     1,935,458.29    1,147,572.62       719,373.88   12,845,962.13
Monthly Interest                           2,516,729.60       560,276.60      366,536.90             0.00    3,443,543.10
Investor Default Amount (Net)              3,611,071.25       772,823.96      458,223.06       287,244.30    5,129,362.58
Monthly Servicing Fee                        880,000.00       188,333.33      111,666.67        70,000.00    1,250,000.00
Total Due                                  7,007,800.85     1,521,433.89      936,426.62       357,244.30    9,822,905.68

Reallocated Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                  12,845,962.13
Series Adjusted Portfolio Yield                                                                                    12.35%
Base Rate                                                                                                           7.51%

Series Parameters
                    Revolving Period (Y/N)                           Y
                    Accumulation Period (Y/N)                        N
                    Early Amortization (Y/N)                         N
                    Controlled Accumulation Period                 12.00
                    Holdings is Servicer                             Y
                    Paydown Excess CIA (Y/N)                         Y
                    Paydown Excess Class D (Y/N)                     Y
                    Controlled Accumulation Amount              53,416,666.67
                    Controlled Deposit Amount                   53,416,666.67
                    Ending Controlled Deposit Amount Shortfall           0.00

Funding Accounts
                    Beginning Principal Funding Account Balance          0.00
                    Principal Funding Account Deposit                    0.00
                    Ending Principal Funding Account Balance             0.00
                    Principal Funding Investment Proceeds                0.00

                    Yield Supplement Account Beginning Balance   8,750,000.00
                    Yield Supplement Account Release             1,250,000.00
                    Yield Supplement Account Ending Balance      7,500,000.00

                    Reserve Account Beginning Balance                    0.00
                    Required Reserve Account Amount                      0.00
                    Funds Deposited into Reserve Account                 0.00
                    Ending Reserve Account Balance                       0.00

C. Certificate Balances and Distrubutions

                                            Class A          Class B            CIA           Class D          Total
                     Beginning Balance   528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00
                Interest Distributions     2,516,729.60       560,276.60      366,536.90            0.00     3,443,543.10
                          PFA Deposits             0.00                                                              0.00
               Principal Distributions             0.00             0.00            0.00            0.00             0.00
                   Total Distributions     2,516,729.60       560,276.60      366,536.90            0.00     3,443,543.10
            Ending Certificate Balance   528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00
                           Pool Factor          100.00%          100.00%         100.00%         100.00%
         Total Distribution Per $1,000           4.7665           4.9582          5.4707          0.0000
      Interest Distribution Per $1,000           4.7665           4.9582          5.4707          0.0000
     Principal Distribution Per $1,000           0.0000           0.0000          0.0000          0.0000

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount:


        1 Total amount of the distribution:                                                  2,516,729.60
        2 Amount of the distribution in respect of Class A Monthly                           2,516,729.60
        3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:             0.00
        4 Amount of the distribution in respect of Class A Additional Interest:                      0.00
        5 Amount of the distribution in respect of Class A Principal:                                0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
   Charge-Offs on such Distribution Date.

        1 Total amount of Class A Investor Charge-Offs:                                              0.00
        2 Amount of Class A Investor Charge-Offs                                                     0.00
          per $1,000 original certificate principal amount:
        3 Total amount reimbursed in respect of Class A Investor Charge-O                            0.00
        4 Amount reimbursed in respect of Class A Investor Charge-Offs                               0.00
          per $1,000 original certificate principal amount:
        5 The amount, if any, by which the outstanding principal                                     0.00
          balance of the Class A Certificate exceeds the Class A
          Invested Amount after giving effect to all transactions
          on such Distribution Date:

F. Information regarding distributions in respect of the Class B
   Certificates, per $1,000 original certificate principal amount.

        1 The total amount of the distribution:                                                560,276.60
        2 Amount of the distribution in respect of Class B monthly                             560,276.60
        3 Amount of the distribution in respect of Class B outstanding monthly interest:             0.00
        4 Amount of the distribution in respect of Class B additional interest:                      0.00
        5 Amount of the distribution in respect of Class B principal:    0.00

G. Amount of reductions in Class B Invested Amount on such Distribution
   Date.

        1 The amount of reductions in Class B Invested Amount                                        0.00
        2 The amount of reductions in the Class B Invested Amount set forth in                       0.00
             paragraph 1 above, per $1,000 original certificate principal amount:
        3 The total amount reimbursed in respect of such reductions                                  0.00
             in the Class B Invested Amount:
        4 The total amount set forth in paragraph 3 above, per $1,000                                0.00
             original certificate principal amount:
        5 The amount, if any, by which the outstanding principal balance                             0.00
             of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

        1 Total amount distributed to the Collateral Interest Holder:                          366,536.90
        2 Amount distributed in respect of Collateral Monthly Interest                         366,536.90
        3 Amount distributed in respect of Collateral Additional Interest                            0.00
        4 The amount distributed to the Collateral Interest Holder in respect                        0.00
            of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

        1 The amount of reductions in the Collateral Invested Amount.                                0.00
        2 The total amount reimbursed in respect of such reductions in the                           0.00
            Collateral Invested Amount

J. Application of Reallocated Investor Finance Charge Collections.


                                                   Available         Due            Paid           Shortfall
        1 Allocated Class A Available Funds    9,043,557.34
          a Reserve Account Release                    0.00
          b PFA Investment Earnings                    0.00
          c Class A Available Funds            9,043,557.34

        2 Class A Available Funds              9,043,557.34
          a Class A Monthly Interest                              2,516,729.60   2,516,729.60          0.00
          b Class A Servicing Fee                                   880,000.00     880,000.00          0.00
          c Class A Investor Default Amount                       3,611,071.25   3,611,071.25          0.00
          d Class A Excess                     2,035,756.49

        2 Class B Available Funds              1,935,458.29
          a Class B Monthly Interest                                560,276.60     560,276.60          0.00
          b Class B Servicing Fee                                   188,333.33     188,333.33          0.00
          c Class B Excess                     1,186,848.36

        3 Collateral Available Funds           1,147,572.62
          a Collateral Servicing Fee                                111,666.67     111,666.67          0.00
          b Collateral Excess                  1,035,905.95

        4 Class D Available Funds
          a Class D Available Funds              719,373.88
          b Class D Servicing Fee                                    70,000.00      70,000.00          0.00
          c Class D Excess                       649,373.88

        5 Total Excess Spread                  4,907,884.68

K. Application of Excess Spread and Excess Finance
   Charge Collections
                                                 Available                Due          Paid        Shortfall
        1 Available Excess Spread              4,907,884.68
        2 Excess Fin Charge Coll                       0.00
             from Other Series
        3 Available Funds                      4,907,884.68
        2 Class A Required Amount Shortfalls                              0.00           0.00          0.00
        3 Class B Defaults                                          772,823.96     772,823.96          0.00
        4 Monthly Servicing Fee                                           0.00           0.00          0.00
        5 Collateral Monthly Interest                               366,536.90     366,536.90          0.00
        6 Collateral Default Amount                                 458,223.06     458,223.06          0.00
        7 Reserve Account Deposit                                         0.00           0.00          0.00
        9 Class D Monthly Interest                                        0.00           0.00          0.00
       10 Class D Default Amount                                    287,244.30     287,244.30          0.00
        8 Other CIA Amounts Owed                                          0.00           0.00          0.00
       11 Excess Fin Coll for Other Series                                0.00           0.00          0.00
       12 Excess Spread                        3,023,056.45
       13 Writedowns
                      a Class A                        0.00
                      b Class B                        0.00
                      c CIA                            0.00
                      d Class D                        0.00

L. Reallocated Principal Collections

        3 Total Principal Collections Allocable                  73,862,019.00
        4 Principal Required to Fund the Required Amount                  0.00
        5 Shared Principal Collections from other Series                  0.00
        6 Other Amounts Treated as Principal Collections          5,129,362.58
        7 Available Principal Collections                        78,991,381.58

M. Application of Principal Collections during Revolving
   Period

        1 Collateral Invested Amount                             67,000,000.00
        2 Required Collateral Invested Amount                    67,000,000.00
        3 Amount used to pay Excess CIA                                   0.00
        4 Available Principal Collections                        78,991,381.58

        5 Class D                                                42,000,000.00
        6 Required Class D                                       42,000,000.00
        7 Amount used to pay Excess Class D                               0.00
        8 Available Principal Collections                        78,991,381.58

N. Application of Principal Collections during the
   Accumulation Period

        1 Available Principal Collections                        78,991,381.58
          a Controlled Deposit Amount                                     0.00
          b Minimum of Avail Prin Coll and CDA                            0.00
          c Controlled Deposit Amount Shortfall                           0.00
          d Amount Deposited in PFA for Class A                           0.00
          e Draw from PFA to pay Class A Principal                        0.00
          f Class A Adjusted Invested Amount                    528,000,000.00

        2 Remaining Principal Collections Available                       0.00
          a Remaining PFA Balance                                         0.00
          b Beginning Class B Outstanding Amount                113,000,000.00
          c Beginning Class B Adjusted Invested Amount          113,000,000.00
          d Amount Deposited in PFA for Class B                           0.00
          e Draw from PFA to pay Class B Principal                        0.00
          f Class B Adjusted Invested Amount                    113,000,000.00

        2 Remaining Principal Collections Available                       0.00
          a Remaining CIA Amount                                 67,000,000.00
          b Principal Paid to CIA                                         0.00
          c CIA at the end of the Period                         67,000,000.00

        3 Remaining Principal Collections Available                       0.00
          a Remaining Class D Amount                             42,000,000.00
          b Principal Paid to Class D                                     0.00
          c Class D at the end of the Period                     42,000,000.00

          Class A Principal Paid to Investors                             0.00
          Ending Class A Outstanding Amount                     528,000,000.00
          Ending Class B Outstanding Amount                     113,000,000.00

        4 Shared Principal Collections                                    0.00


N. Application of Principal Collections during Early
   Amortization Period

        1 Principal Collections Available                                 0.00
          a Remaining Class A Adjusted Invested Amount          528,000,000.00
          b Principal Paid to Class A                                     0.00
          c End of Period Class A Adjusted Invested Amount      528,000,000.00

        2 Remaining Principal Collections Available                       0.00
          a Remaining Class B Adjusted Invested Amount          113,000,000.00
          b Principal Paid to Class B                                     0.00
          c End of Period Class B Adjusted Invested Amount      113,000,000.00

        3 Remaining Principal Collections Available                       0.00
          a Remaining Collateral Invested Amount                 67,000,000.00
          b Principal Paid to CIA                                         0.00
          c Collateral Invested Amount at the end of             67,000,000.00

        4 Remaining Principal Collections Available                       0.00
          a Remaining Class D Amount                             42,000,000.00
          b Principal Paid to Class D                                     0.00
          c Class D at the end of the Period                     42,000,000.00

O. Yield and Base Rate

        1 Base Rate
          a Current Monthly Period                                      7.51%
          b Prior Monthly Period                                        7.56%
          c Second Prior Monthly Period                                 7.57%

          Three Month Average Base Rate                                 7.55%

        2 Series Adjusted Portfolio Yield
          a Current Monthly Period                                     12.35%
          b Prior Monthly Period                                       11.63%
          c Second Prior Monthly Period                                15.29%

          Three Month Average Series Adjusted Portfolio Yield          13.09%

        3 Excess Spread
          a Current Monthly Period                                      4.84%
          b Prior Monthly Period                                        4.07%
          c Second Prior Monthly Period                                 7.72%

          Three Month Average Excess Spread                             5.54%







         ----------------------------------------------------------

                  Partners First Credit Card Master Trust

                               Series 1998-3

         ----------------------------------------------------------


     The undersigned, a duly authorized representative of Partners First Holdings LLC ("Holdings"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of June 26, 1998 (as amended and supplemented, the "Pooling and Servicing Agreement"), among Holdings, Partners First Receivables Funding LLC ("Funding"), as Transferor and The Bank of New York, as trustee (the "Trustee"), does hereby certify as follows:

             1. Capitalized terms used in this Certificate have been
                defined in the Agreement or the Series 1998-3 Supplement dated as of June 26, 1998, among Holdings Funding and the Trustee (as amended and supplemented, the "Supplement"), as applicable.

             2. Holdings is the Servicer

             3. The undersigned is a Servicing Officer.

I.  INSTRUCTION TO MAKE A WITHDRAWAL

The Servicer does hereby instruct the Trustee (i) to make withdrawals from the Collection Account on 10/15/98 which date is a Distribution Date under the Supplement, in the aggregate amounts (equal to the Class A Available Funds, Class B Available Funds and Collateral Available Funds, respectively) as set forth below in respect of the following amounts (ii) to apply the proceeds of such withdrawals in accordance with the Supplement.

With respect to the Class A Certificates

A)       (1)  Interest at the Class A
     Certificate Rate for the related
     Interest Period on the Class A Invested
     Amount .........................................     $2,516,729.60
         (2)  Class A Monthly Interest
     previously due but not paid.....................             $0.00
         (3)  Class A Additional Interest
     and any Class A Additional Interest due
     but not paid ...................................             $0.00

B)       (1)  The Class A Servicing Fee for
     the preceding Monthly Period , if
     applicable......................................       $880,000.00
         (2)  Accrued and unpaid Class A
     Servicing Fees, if applicable...................             $0.00

C)    Class A Investor Default Amount
     for the preceding Monthly Period................     $3,611,071.25

With respect to the Class B Certificates

A)       (1)  Interest at the Class B
     Certificate Rate for the preceding
     Monthly Period on the Class B Invested
     Amount .........................................      $560,276.60
         (2)  Class B Monthly Interest
     previously due but not paid.....................            $0.00
         (3)  Class B Additional Interest
     and any Class B Additional Interest
     previously due but not paid.....................            $0.00

B)       (1)  The Class B Servicing Fee for
     the preceding Monthly Period, if
     applicable......................................      $188,333.33
         (2)  Accrued and unpaid Class B
     Servicing Fees, if applicable...................            $0.00

With respect to the Collateral Interest

A)        (1)  The Collateral Servicing Fee
      for the preceding Monthly Period, if
      applicable.....................................       $111,666.67
          (2)  Accrued and unpaid Collateral
      Servicing Fee, if applicable...................             $0.00

B)        (1)  The Class D Servicing Fee
      for the preceding Monthly Period, if
      applicable.....................................        $70,000.00
          (2)  Accrued and unpaid Class D
      Servicing Fee, if applicable...................             $0.00

      The Servicer hereby instructs
      the Trustee (i) to make withdrawals
      from the Collection Account on
      15-Oct-98  which date is a
      Distribution Date under the
      Supplement, in the aggregate amounts
      (equal to the Available Principal
      Collections) as set forth below in
      respect of the following amounts and
      (ii) to apply the proceeds of such
      withdrawals.

C)            (1)    The excess, if any, of the
                     Collateral Invested Amount
                     over the Required Collateral
                     Invested Amount paid to the
                     Collateral Interest Holder
                     pursuant to the Loan
                     Agreement.......................             $0.00
              (2)    Amount to be treated as
                     Shared Principal
                     Collections.....................             $0.00

With respect to the Class D Certificates

A)            (1)    The excess, if any, of the
                     Class D Amount
                     over the Required Class D
                     Invested Amount paid to the
                     Class D Holder..................             $0.00
              (2)    Amount to be treated as
                     Shared Principal
                     Collections.....................             $0.00

With Respect to Principal

A)            (1)    The Lesser of the Controlled
         Deposit Amount and the sum of the
         Class A Adjusted Invested Amount
         and the Class B Adjusted Invested
         Amount deposited in the Principal
         Funding Account..............................            $0.00
              (2)    After the Class B Invested
         Amount is paid in full, the amount
         paid to the Collateral Interest
         Holder (up to the Collateral
         Invested Amount) pursuant to the
         Loan Agreement...............................            $0.00
              (3)    Prior to the date the Class B
         Invested Amount is paid in full,
         excess of the Collateral Invested
         Amount over the Required
         Collateral Invested Amount paid to
         the Collateral Interest Holder
         pursuant to the Loan Agreement...............            $0.00
              (4)    Prior to the date the Class B
         Invested Amount is paid in full,
         amount to be treated as Shared
         Principal Collections                                    $0.00

              (1)    An amount up to the Class A
         Adjusted Invested Amount deposited
         in the Principal Funding Account........                 $0.00
              (2)    On and after the Distribution
         Date on which the Class A Invested Amount
         deposited in the Principal Funding
         Account.....................................             $0.00
              (3)    On and after the Distribution
         Date on which the Class B Invested
         Amount is paid in full, an amount
         up to the Collateral Invested
         Amount paid to the Collateral
         Interest Holder pursuant to the
         Loan Agreement..............................             $0.00

The Servicer does hereby instruct the Trustee to apply on 10/15/98 which date is a Distribution
Date under the Supplement, any Excess Spread which is allocated to Series 1998-3 as follows:

A)      Class A Required Amount applied in
        the priority set forth.......................             $0.00

B)      Aggregate amount of Class A
        Investor Charge-Offs not
        previously reimbursed allocated to
        Available Principal Collections.                          $0.00

C)      Class B Required Amount applied
        first in the priority set forth
        and any remaining amount up to the
        Class B Investor Default Amount
        allocated to Available Principal
        Collections..................................       $772,823.96

D)      The amount by which the "Class B
        Invested Amount" has been reduced
        pursuant to clauses (c), (d) and
        (e) of the definition thereof
        allocated to Available Principal
        Collections..................................             $0.00

E)         (1)   Collateral Monthly Interest.........       $366,536.90
           (2)   Collateral Monthly Interest
        previously due but not paid..................             $0.00
           (3)   Collateral Additional Interest and
        any Collateral Additional Interest
        previously due and not paid..................             $0.00

F)      Monthly Servicing Fee for such
        Distribution Date that has not
        been paid to the Servicer and any
        Monthly Servicing Fee previously
        due but not paid to the Servicer.                         $0.00

G)      Collateral Default Amount
        allocated to Available Principal
        Collections..................................       $458,223.06

H)      The amount by which the
        "Collateral Invested Amount" has
        been reduced pursuant to the
        definition thereof and allocated to
        Available Principal Collections..............             $0.00

I)      The excess of the Required Reserve
        Account Amount over the Available
        Reserve Amount deposited into the
        Reserve Account..............................             $0.00

J)      Paid to the Collateral Interest
        Holder pursuant to the Loan
        Agreement....................................             $0.00

K)      Treated as Excess Finance Charge
        Collections and allocated to other
        Series or paid to the Holders of
        the Transferor Certificates..................     $3,023,056.45


The Servicer does hereby instruct the Trustee to apply on 10/15/98 which is a Distribution
Date under the Pooling and Servicing agreement, $0.0 of Reallocated Principal Collections to fund any deficiencies in the Required Amount after applying Class A Available Funds, Class B
Available Funds, Excess Spread and Excess Finance
Charge Collections thereto.

II.   INSTRUCTION TO MAKE CERTAIN PAYMENTS

The Servicer does hereby instruct the Trustee to pay in accordance with the Supplement from the Collection Account or the Principal Funding
Account, as applicable, on 10/15/98 which date is a Payment Date under the Supplement, the following amounts as set forth below:

A)      Interest to be distributed to Class
        A Certificate holders........................     $2,516,729.60

B)      On the Expected Final Payment Date
        or a Special Payment Date,
        principal to be distributed to the
        Class A Certificateholders...................             $0.00

C)      Interest to be distributed to Class
        B Certificateholders.........................       $560,276.60

D)      On the Expected Final Payment Date
        or a Special Payment Date, on or
        after the date Class A Invested
        Amount is paid in full, principal
        to be distributed to the Class B
        Certificateholders...........................             $0.00

E)      Interest to be distributed to the Collateral
        Interest Holder..............................       $366,536.90

F)      On the Expected Final Payment Date
        After the date Class A and Class B
        Invested Amounts are paid in full, principal
        to be distributed to the Collateral Interest
        Holder.......................................             $0.00

III.   ACCRUED AND UNPAID AMOUNTS

           After giving effect to the withdrawals and transfers to be made in accordance with this notice, the following amounts will be accrued and unpaid with respect to all Monthly Periods preceding the current calendar month.

      1.   The aggregate amount of all
           unreimbursed Class A Investor
           Charge-Offs...............................             $0.00

      2.   The aggregate amount by which the
           Class B Invested Amount has been
           reduced...................................             $0.00

      3.   The aggregate amount by which the
           Collateral Invested Amount has
           been reduced..............................             $0.00

      4.   The aggregate amount by which the
           Collateral Invested Amount has
           been reduced..............................             $0.00


IN WITNESS WHEREOF, the undersigned has duly executed this Certificate on 10/15/98


                               PARTNERS FIRST RECEIVABLES FUNDING, LLC

                               by /s/ Mark Norwicz
                                  ------------------------------------
                                     Name:  Mark Norwicz
                                     Title: Treasurer





                                                               Attachment D


Daily Collections Sheet
        Portfolio Activity Reporting Date                                  16-Nov-98
        Monthly Settlement Period Start Date                                1-Oct-98
        Monthly Settlement  Period End Date                                31-Oct-98
        Next Distribution Date                                             15-Dec-98
        Beginning Month  Principal Receivables                     1,623,393,714.96
        Discount Percentage                                                    0.00%


Monthly Trust Activity Sheet
        Servicing Fee                                                          2.00%
        Beginning Special Funding Account Balance                              0.00
        Required Minimum Principal Balance                                   107.00%
        Reallocation of Finance Charge Collections        Monthly Trust Activity Row 80
        30-59 Days Delinquent                                         34,331,144.47
        60-89 Days Delinquent                                         20,430,968.13
        90+ Days Delinquent                                           42,215,015.94
        Total 30+ Days Delinquent                                     96,977,128.54
        Collection Account Investment Proceeds                             42,628.01

        Aggregate Account Addition or Removal (Y/N)                               Y
        Date of Account Addition or Removal                                15-Oct-98
        Principal Receivables at the end of the day of Add                      1,730,648,640.93
        Special Funding Account Balance at the End of the






                                                      Daily Collections

Partners First Credit Card Master Trust                                                                            03/31/99


Monthly Settlement Period Start Date                   01-Oct-98
Monthly Settlement  Period End Date                    31-Oct-98
Next Distribution Date                                 15-Dec-98                Portfolio Activity Reporting    16-Nov-98
Beginning Month Principal Receivables           1,623,393,714.96
Beginning Month Adjusted Principal Receivables  1,623,393,714.96
Discount Percentage                                         0.00%
Beginning Month Trust Principal Receivabes      1,623,393,714.96



                           Beginning                                                         Principal       New
                           Principal       Finance Charge   Interchange        Principal       Adjustment    Principal
    Day          Date      Receivables      Collections     Collections       Collections        Amount     Receivables

Thursday       10/01/98   1,623,393,714.96     425,990.86                     3,140,980.37        0.00      4,352,080.28
Friday         10/02/98   1,617,935,770.23     629,579.18                     4,650,421.20        0.00      4,070,041.40
Saturday       10/03/98   1,617,360,721.25           0.00                             0.00        0.00              0.00
Sunday         10/04/98   1,617,360,721.25   1,722,985.94                    10,347,305.39        0.00      3,562,092.15
Monday         10/05/98   1,610,575,508.01     832,528.87                     6,158,694.22        0.00      5,755,631.85
Tuesday        10/06/98   1,610,172,445.64     324,174.85                     4,003,132.79        0.00      4,351,755.60
Wednesday      10/07/98   1,610,521,075.45   1,215,118.00                     6,438,050.60        0.00      4,064,697.44
Thursday       10/08/98   1,608,147,722.29   1,202,416.85                     7,082,513.84        0.00      3,867,664.97
Friday         10/09/98   1,604,932,873.42     906,650.59                     6,146,243.39        0.00      3,695,979.26
Saturday       10/10/98   1,602,482,609.29           0.00                             0.00        0.00              0.00
Sunday         10/11/98   1,602,482,609.29   1,616,607.27                    10,268,101.78        0.00      3,560,769.55
Monday         10/12/98   1,595,775,277.06     885,432.98                     7,149,157.96        0.00      5,739,862.61
Tuesday        10/13/98   1,594,365,981.71     619,823.57                     4,674,944.16        0.00      3,920,653.88
Wednesday      10/14/98   1,587,967,819.40   1,336,623.43                     7,935,684.23        0.00      4,320,171.39
Thursday       10/15/98   1,584,348,777.21     614,723.18                     5,745,685.81        0.00    152,084,469.95
Friday         10/16/98   1,730,648,640.93     339,618.20                     2,600,278.86        0.00      3,822,535.24
Saturday       10/17/98   1,731,872,558.86           0.00                             0.00        0.00              0.00
Sunday         10/18/98   1,731,872,558.86   1,449,329.94                     6,313,589.19        0.00      3,777,836.77
Monday         10/19/98   1,729,336,806.44   1,021,644.27                     6,473,280.14        0.00      6,005,031.07
Tuesday        10/20/98   1,728,867,267.55     514,836.95                     5,498,459.88        0.00      4,755,476.01
Wednesday      10/21/98   1,727,949,421.57     765,546.03                     5,440,511.54        0.00      4,173,783.13
Thursday       10/22/98   1,726,682,693.16     663,820.64                     4,919,327.92        0.00      3,908,199.31
Friday         10/23/98   1,725,671,564.55   1,735,075.66                     9,137,543.58        0.00      3,965,357.30
Saturday       10/24/98   1,720,499,378.27           0.00                             0.00        0.00              0.00
Sunday         10/25/98   1,720,499,378.27   2,103,496.10                    11,809,666.45        0.00      3,748,594.28
Monday         10/26/98   1,712,438,306.10     967,458.22                     8,003,560.31        0.00      5,916,299.57
Tuesday        10/27/98   1,710,351,045.36     897,010.10                     7,278,837.93        0.00      5,110,751.65
Wednesday      10/28/98   1,708,182,967.20     881,372.54                     5,671,968.29        0.00      4,576,170.73
Thursday       10/29/98   1,707,087,169.64     579,599.21                     4,530,479.32        0.00      4,161,203.93
Friday         10/30/98   1,706,648,579.26     719,654.81                     4,232,136.70        0.00      4,018,488.49
Saturday       10/31/98   1,706,430,516.48          93.08                           732.98        0.00      3,376,849.18

Monthly Totals            1,706,430,516.48  24,971,211.32    1,519,689.19   165,651,288.83        0.00    264,662,446.99


                             Principal                      Ending         Invested Amt +
                             Charge-off     Recovery       Principal       Req Transferor    Special Funding    SFA Earnings
    Day          Date         Amount(1)    Collections    Receivables         Amount         Account Balance

Thursday       10/01/98    6,669,044.64                1,617,935,770.23     1,605,000,000             0.00
Friday         10/02/98       (5,330.82)               1,617,360,721.25     1,605,000,000             0.00
Saturday       10/03/98            0.00                1,617,360,721.25     1,605,000,000             0.00
Sunday         10/04/98            0.00                1,610,575,508.01     1,605,000,000             0.00
Monday         10/05/98            0.00                1,610,172,445.64     1,605,000,000             0.00
Tuesday        10/06/98           (7.00)               1,610,521,075.45     1,605,000,000             0.00
Wednesday      10/07/98            0.00                1,608,147,722.29     1,605,000,000             0.00
Thursday       10/08/98            0.00                1,604,932,873.42     1,605,000,000        67,126.58
Friday         10/09/98            0.00                1,602,482,609.29     1,605,000,000     2,517,390.71
Saturday       10/10/98            0.00                1,602,482,609.29     1,605,000,000     2,517,390.71
Sunday         10/11/98            0.00                1,595,775,277.06     1,605,000,000     9,224,722.94
Monday         10/12/98            0.00                1,594,365,981.71     1,605,000,000    10,634,018.29
Tuesday        10/13/98    5,643,872.03                1,587,967,819.40     1,605,000,000    17,032,180.60
Wednesday      10/14/98        3,529.35                1,584,348,777.21     1,605,000,000    20,651,222.79
Thursday       10/15/98       38,920.42                1,730,648,640.93     1,605,000,000             0.00
Friday         10/16/98       (1,661.55)               1,731,872,558.86     1,605,000,000             0.00
Saturday       10/17/98            0.00                1,731,872,558.86     1,605,000,000             0.00
Sunday         10/18/98            0.00                1,729,336,806.44     1,605,000,000             0.00
Monday         10/19/98        1,289.82                1,728,867,267.55     1,605,000,000             0.00
Tuesday        10/20/98      174,862.11                1,727,949,421.57     1,605,000,000             0.00
Wednesday      10/21/98            0.00                1,726,682,693.16     1,605,000,000             0.00
Thursday       10/22/98            0.00                1,725,671,564.55     1,605,000,000             0.00
Friday         10/23/98            0.00                1,720,499,378.27     1,605,000,000             0.00
Saturday       10/24/98            0.00                1,720,499,378.27     1,605,000,000             0.00
Sunday         10/25/98            0.00                1,712,438,306.10     1,605,000,000             0.00
Monday         10/26/98            0.00                1,710,351,045.36     1,605,000,000             0.00
Tuesday        10/27/98           (8.12)               1,708,182,967.20     1,605,000,000             0.00
Wednesday      10/28/98            0.00                1,707,087,169.64     1,605,000,000             0.00
Thursday       10/29/98       69,314.99                1,706,648,579.26     1,605,000,000             0.00
Friday         10/30/98        4,414.57                1,706,430,516.48     1,605,000,000             0.00
Saturday       10/31/98            0.00                1,709,806,632.68     1,605,000,000             0.00

                          12,598,240.44  852,994.29    1,709,806,632.68     1,605,000,000             0.00        10.17


(1) Includes Fraud Charge-offs equal to 121,600.17








                                             Monthly Trust Activity
A. Trust Level Activity
        Number of Days in Collection Period                                                                   31
        Beginning Principal Receivables Balance                                                 1,623,393,714.96
        Beginning Special Funding Account Balance                                                           0.00
        Beginning Total Principal Balance                                                       1,623,393,714.96
        Special Funding Account Earnings Before Addition                                                    4.59
        Special Funding Account Earnings After Addition (including Addition Date)                           5.58
        Special Funding Account Earnings                                                                   10.17
        Finance Charge Collections Before Addition                                                 11,717,932.39
        Finance Charge Collections After Addition (includes Addition Date)                         13,253,278.93
        Finance Charge Collections                                                                 24,971,211.32
        % of Merchant Before Addition Date                                                                43.80%
        Interchange Collections Before Addition                                                       665,605.25
        Interchange Collections After Addition (includes Addition Date)                               854,083.94
        Interchange Collections                                                                     1,519,689.19
        Collection Account Investment Proceeds Before Addition                                         19,251.36
        Collection Account Investment Proceeds After Addition (includes Addition Date)                 23,376.65
        Collection Account Investment Proceeds                                                         42,628.01
        Recoveries treated as Finance Charge Collections                                                    0.00
        Total Finance Charge Receivables Collections Before Addition                               12,402,793.59
        Total Finance Charge Receivables Collections After Addition (includes Addition Date)       14,130,745.10
        Total Finance Charge Receivables Collections                                               26,533,538.69
        Principal Receivables Collections Before Addition                                          77,995,229.93
        Principal Receivables Collections After Addition (includes Addition Date)                  87,656,058.90
        Principal Receivables Collections                                                         165,651,288.83
        Total Servicing Fee Before Addition                                                         1,221,909.25
        Total Servicing Fee After Addition                                                          1,483,746.94
        Total Servicing Fee                                                                         2,705,656.19
        Recoveries treated as Principal Collections Before Addition                                   269,081.82
        Recoveries treated as Principal Collections After Addition (includes Addition Date)           583,912.47
        Recoveries treated as Principal Collections                                                   852,994.29
        Total Principal Receivables Collections Before Addition                                    78,264,311.75
        Total Principal Receivables Collections After Addition (includes addition Date)            88,239,971.37
        Total Principal Receivables Collections                                                   166,504,283.12
        Monthly Payment Rate                                                                              11.57%
        Defaulted Amount (Net of Recoveries) Before Addition                                       12,042,026.38
        Defaulted Amount (Net of Recoveries) After Addition (includes Addition Date)                (418,380.40)
        Defaulted Amount (Net of Recoveries)                                                       11,623,645.98
        Annualized Default Rate                                                                            8.59%
        Trust Portfolio Yield                                                                             19.61%
        New Principal Receivables                                                                 264,662,446.99
        Aggregate Account Addition or Removal (Y/N)?                                                           Y
        Date of Addition/Removal                                                                       15-Oct-98
        Principal Receivables at the end of the day of Addition/Removal                         1,730,648,640.93
        Special Funding Account Balance at the End of the Day of Addition or Removal                        0.00
        Principal Receivables + SFA Balance at the end of the day of Addition/Removal           1,730,648,640.93
        Ending Principal Receivables Balance                                                    1,709,806,632.68
        Ending Special Funding Account (SFA) Balance                                                        0.00
        Ending Principal Receivables + SFA Balance                                              1,709,806,632.68
        Required Minimum Principal Balance                                                      1,500,000,000.00



B. Series Allocations
                                                                              Total             1998-2            1998-3
        Group                                                                                      1                 1
        Class A Invested Amount                                                             528,000,000.00    528,000,000.00
        Class B Invested Amount                                                             113,000,000.00    113,000,000.00
        Collateral Invested Amount                                                           67,000,000.00     67,000,000.00
        Class D Invested Amount                                                              42,000,000.00     42,000,000.00
        Total Invested Amount                                           1,500,000,000.00    750,000,000.00    750,000,000.00
        Required Transferor Amount                                        105,000,000.00     52,500,000.00     52,500,000.00
        Invested Amount + Req Transf Amo                                1,605,000,000.00    802,500,000.00    802,500,000.00
        Series Allocation Percentage                                             100.00%            50.00%            50.00%
        Series Allocable Finance Charge Collections (Before Addition)                         6,201,396.79      6,201,396.79
        Series Allocable Finance Charge Collections (After Addition)                          7,065,372.55      7,065,372.55
        Series Allocable Finance Charge Collections                                          13,266,769.34     13,266,769.34
        Series Allocable Principal Collections (Before Addition)                             39,132,155.87     39,132,155.87
        Series Allocable Principal Collections (After Addition)                              44,119,985.68     44,119,985.68
        Series Allocable Principal Collections                                               83,252,141.56     83,252,141.56
        Series Allocable Defaulted Amounts (Before Addition)                                  6,021,013.19      6,021,013.19
        Series Allocable Defaulted Amounts (After Addition)                                    -209,190.20       -209,190.20
        Series Allocable Defaulted Amounts                                                    5,811,822.99      5,811,822.99
        Series Allocable Servicing Fee (Before Addition)                                        610,954.62        610,954.62
        Series Allocable Servicing Fee (After Addition)                                         741,873.47        741,873.47
        Series Allocable Servicing Fee                                                        1,352,828.10      1,352,828.10
        In Revolving Period?                                                                             Y                 Y
        Available for Shared Principal Collections                                                    0.00              0.00

B. Series Allocations
        Amounts Due                                                                             1998-2            1998-3
                   Principal Allocation Percentage (Before Addition)                                92.40%            92.40%
                   Principal Allocation Percentage (After Addition)                                 86.67%            86.67%
                   Floating Allocation Percentage (Before Addition)                                 92.40%            92.40%
                   Floating Allocation Percentage (After Addition)                                  86.67%            86.67%
                   Class A Certificate Rate                                                         5.509%            5.539%
                   Class B Certificate Rate                                                         5.719%            5.769%
                   CIA Certificate Rate                                                             6.284%            6.384%
                   Class D Certificate Rate                                                         0.000%            0.000%
                   Class A Interest                                                           2,585,364.91      2,599,444.91
                   Class B Interest                                                             574,400.60        579,422.82
                   Collateral Monthly Interest                                                  374,222.69        380,178.25
                   Class D Interest                                                                   0.00              0.00
                   Investor Monthly Interest                                                  3,533,988.20      3,559,045.97
                   Investor Default Amount (Net of Recoveries)                                5,382,046.81      5,382,046.81
                   Interchange Collections                                                      677,635.22        677,635.22
                   0.75% of Interchange                                                         468,750.00        468,750.00
                   Servicer Interchange                                                         468,750.00        468,750.00
                   Monthly Servicing Fee (Before Adjustments)                                 1,250,000.00      1,250,000.00
                       Interchange Adjustment                                                         0.00              0.00
                       SFA Adjustment                                                                 0.00              0.00
                   Monthly Servicing Fee (After Adjustments)                                  1,250,000.00      1,250,000.00

C. Group 1 Allocations
                                                                              Total            1998-2            1998-3
        Adjusted Invested Amount for Series                             1,500,000,000.00    750,000,000.00    750,000,000.00
        Principal Collections                                             148,795,433.21     74,397,716.61     74,397,716.61
        Finance Charge Collections                                         23,707,559.71     11,853,779.85     11,853,779.85
        Investor Monthly Interest                                           7,093,034.17      3,533,988.20      3,559,045.97
        Investor Default Amount                                            10,764,093.62      5,382,046.81      5,382,046.81
        Monthly Servicing Fee                                               2,500,000.00      1,250,000.00      1,250,000.00
        Total Amount Due                                                   20,357,127.79     10,166,035.01     10,191,092.78
        Excess Before Reallocation                                          3,350,431.92      1,687,744.85      1,662,687.07
        Reallocation of Finance Charge Collections                                              -12,528.89         12,528.89
        Dollars of Excess Spread                                            3,350,431.92      1,675,215.96      1,675,215.96
        Percentage Excess Spread                                                   2.68%             2.68%             2.68%
        Reallocated Finance Charge Collections                             23,707,559.71     11,841,250.96     11,866,308.74


D. Trust Performance
        30-59 Days Delinquent                                                               34,331,144.47
        60-89 Days Delinquent                                                               20,430,968.13
        90+ Days Delinquent                                                                 42,215,015.94
        Total 30+ Days Delinquent                                                           96,977,128.54






                               1998-2 Inputs


Series Sheet
        Last Payment Date                     15-Oct-98
        Current Payment Date                  16-Nov-98
                                                      Class A             Class B               CIA                 Class D
        Fixed/Floating                                Floating            Floating              Floating            Floating

        Certificate Rate                              5.509%              5.719%                6.284%              0.000%
        Initial Balance                               528,000,000.00      113,000,000.00        67,000,000.00       42,000,000.00
        Beginning Outstanding Amount                  528,000,000.00      113,000,000.00        67,000,000.00       42,000,000.00
        Beginning Invested Amount                     528,000,000.00      113,000,000.00        67,000,000.00       42,000,000.00
        Beginning Adjusted Invested Amount            528,000,000.00      113,000,000.00        67,000,000.00       42,000,000.00

        Revolving Period (Y/N)                          Y
        Accumulation Period (Y/N)                       N
        Early Amortization (Y/N)                        N
        Controlled Accumulation Period                 12
        Holdings is Servicer                            Y
        Paydown Excess CIA (Y/N)                        Y
        Paydown Excess Class D (Y/N)                    Y
        Controlled Accumulation Amount                 53,416,666.67
        Prior Controlled Deposit Amount                         0.00
        Controlled Deposit Amount                      53,416,666.67
        Beginning Principal Funding Account Balance             0.00
        Principal Funding Investment Proceeds                   0.00
        Collection Account Investment Proceeds             21,314.01
        YSA Investment Proceeds                            38,260.01
        Yield Supplement Account Beginninf Balance      7,500,000.00
        Yield Supplement Account Release                1,250,000.00
        Yield Supplement Credit Amount Percentage             100.00%

        Reserve Account Mechanics
                Begin Funding Reserve Account (Y/N)                N
                Required Reserve Account                3,205,000.00
                Beginning Balance                               0.00

        K. Application of Excess Spread and
             Excess Finance Charge Collections
                Other CIA Amounts Owed                          0.00
                Excess Fin Charge Coll from
                  other Series                                  0.00
                Excess Fin Charge Coll from
                  other Series                                  0.00

        M. Application of Principal Collections
             during Revolving Period
                Required Collateral Invested Amount    67,000,000.00
                Required Class D                       42,000,000.00

        O. Yield and Base Rate
                Base Rate
                     Prior Monthly Period                       7.47%
                     Second Prior Monthly Period                7.52%
                Series Adjusted Portfolio Yield
                     Prior Monthly Period                      12.31%
                     Second Prior Monthly Period               11.60%






                               1998-3 Inputs



Series Sheet
        Last Payment Date                                  15-Oct-98
        Current Payment Date                               16-Nov-98

                                                              Class A           Class B           CIA              Class D
        Fixed/Floating                                       Floating           Floating          Floating         Floating
        Certificate Rate                                     5.539%             5.769%            6.384%           0.000%
        Initial Balance                                      528,000,000.00     113,000,000.00    67,000,000.00    42,000,000.00
        Beginning Outstanding Amount                         528,000,000.00     113,000,000.00    67,000,000.00    42,000,000.00
        Beginning Invested Amount                            528,000,000.00     113,000,000.00    67,000,000.00    42,000,000.00
        Beginning Adjusted Invested Amount                   528,000,000.00     113,000,000.00    67,000,000.00    42,000,000.00

        Revolving Period (Y/N)                                Y
        Accumulation Period (Y/N)                             N
        Early Amortization (Y/N)                              N
        Controlled Accumulation Period                       12
        Holdings is Servicer                                  Y
        Paydown Excess CIA (Y/N)                              Y
        Paydown Excess Class D (Y/N)                          Y
        Controlled Accumulation Amount                        53,416,666.67
        Prior Controlled Deposit Amount Shortfall                      0.00
        Controlled Deposit Amount                             53,416,666.67
        Beginning Principal Funding Account Balance                    0.00
        Principal Funding Investment Proceeds                          0.00
        Collection Account Investment Proceeds                    21,314.01
        YSA Investment Proceeds                                   38,260.01
        Yield Supplement Account Beginning Balance             7,500,000.00
        Yield Supplement Account Release                       1,250,000.00
        Yield Supplement Credit Amount Percentage                    100.00%

        Reserve Account Mechanics
                Begin Funding Reserve Account (Y/N)                       N
                Required Reserve Account Amount                3,205,000.00
                Beginning Balance                                      0.00

        K. Application of Excess Spread and Excess
             Finance Charge Collections
                Other CIA Amounts Owed                                 0.00
                Excess Fin Charge Coll from other Series               0.00
                Excess Fin Charge Coll for other Series                0.00

        M. Application of Principal Collections
             during Revolving Period
                Required Collateral Invested Amount           67,000,000.00
                Required Class D                              42,000,000.00

        O. Yield and Base Rate
                Base Rate
                     Prior Monthly Period                              7.51%
                     Second Prior Monthly Period                       7.56%
                Series Adjusted Portfolio Yield
                     Prior Monthly Period                             12.35%
                     Second Prior Monthly Period                      11.63%






                               Series 1998-2


A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                             15-Oct-98
Current Payment Date                          16-Nov-98
Actual / 360 Days                                32                32               32                32
30 / 360 Days                                    31                31               31                31
Fixed / Floating                              Floating          Floating         Floating          Floating
                                               Class A           Class B      Collateral Invested  Class D            Total
                                                                                  Amount
Certificate Rate                                     5.509%           5.719%            6.284%           0.000%
Initial Balance                              528,000,000.00   113,000,000.00     67,000,000.00    42,000,000.00    750,000,000.00
Required Transferor Amount                                                                                          52,500,000.00
Total Initial Amount                                                                                               802,500,000.00

Beginning Outstanding Amount                 528,000,000.00   113,000,000.00     67,000,000.00    42,000,000.00    750,000,000.00
Ending Outstanding Amount                    528,000,000.00   113,000,000.00     67,000,000.00    42,000,000.00    750,000,000.00

Beginning Invested Amount                    528,000,000.00   113,000,000.00     67,000,000.00    42,000,000.00    750,000,000.00
Ending Invested Amount                       528,000,000.00   113,000,000.00     67,000,000.00    42,000,000.00    750,000,000.00

Beginning Adjusted Invested Amount           528,000,000.00   113,000,000.00     67,000,000.00    42,000,000.00    750,000,000.00
Ending Adjusted Invested Amount              528,000,000.00   113,000,000.00     67,000,000.00    42,000,000.00    750,000,000.00

Principal Allocation Percentage                      70.40%           15.07%             8.93%            5.60%           100.00%
Floating Allocation Percentage                       70.40%           15.07%             8.93%            5.60%           100.00%
Principal Collections                         52,375,992.49    11,209,255.97      6,646,196.02     4,166,272.13     74,397,716.61
Realloc Finance Charge Collections             8,336,240.68     1,784,081.81      1,057,818.42       663,110.05     11,841,250.96
YSA Draw                                                                                                             1,250,000.00
YSA Investment Proceeds                                                                                                 38,260.01
Realloc Finance Charge plus YSA Draw           9,243,175.73     1,978,179.65      1,172,902.98       735,252.61     13,129,510.97
Monthly Interest                               2,585,364.91       574,400.60        374,222.69             0.00      3,533,988.20
Investor Default Amount (Net)                  3,788,960.95       810,895.05        480,796.18       301,394.62      5,382,046.81
Monthly Servicing Fee                            880,000.00       188,333.33        111,666.67        70,000.00      1,250,000.00
Total Due                                      7,254,325.86     1,573,628.98        966,685.54       371,394.62     10,166,035.01

Reallocated Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                          13,129,510.97
Series Adjusted Portfolio Yield                                                                                            12.40%
Base Rate                                                                                                                   7.30%



Series Parameters
                         Revolving Period (Y/N)                                      Y
                         Accumulation Period (Y/N)                                   N
                         Early Amortization (Y/N)                                    N
                         Controlled Accumulation Period                            12.00
                         Holdings is Servicer                                        Y
                         Paydown Excess CIA (Y/N)                                    Y
                         Paydown Excess Class D (Y/N)                                Y
                         Controlled Accumulation Amount                          53,416,666.67
                         Controlled Deposit Amount                               53,416,666.67
                         Ending Controlled Deposit Amount Shortfalll                      0.00

Funding Accounts
                         Beginning Principal Funding Account Balance                      0.00
                         Principal Funding Account Deposit                                0.00
                         Ending Principal Funding Account Balance                         0.00
                         Principal Funding Investment Proceeds                            0.00

                         Yield Supplement Account Beginning Balance               7,500,000.00
                         Yield Supplement Account Release                         1,250,000.00
                         Yield Supplement Account Ending Balance                  6,250,000.00

                         Reserve Account Beginning Balance                                0.00
                         Required Reserve Account Amount                                  0.00
                         Funds Deposited into Reserve Account                             0.00
                         Ending Reserve Account Balance                                   0.00



C. Certificate Balances and Distrubutions
                                                    Class A           Class B          CIA           Class D           Total
          Beginning Balance                   528,000,000.00     113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00
          Interest Distributions                2,585,364.91         574,400.60      374,222.69            0.00     3,533,988.20
              PFA Deposits                              0.00                                                              0.00
          Principal Distributions                       0.00               0.00            0.00            0.00             0.00
          Total Distributions                    2,585,364.91        574,400.60      374,222.69            0.00     3,533,988.20
          Ending Certificate B                 528,000,000.00    113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00
               Pool Factor                             100.00%           100.00%         100.00%         100.00%
          Total Distribution Per $1,000                4.8965            5.0832          5.5854          0.0000
          Interest Distribution Per $1,000             4.8965            5.0832          5.5854          0.0000
          Principal Distribution Per $1,000            0.0000            0.0000         0.0000


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount:


       1 Total amount of the distribution:                                        2,585,364.91
       2 Amount of the distribution in respect of Class A Monthly Interest:       2,585,364.91
       3 Amount of the distribution in respect of Class A Outstanding Monthly
         Interest:                                                                        0.00
       4 Amount of the distribution in respect of Class A Additional Interest:            0.00
       5 Amount of the distribution in respect of Class A Principal:                      0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
   Charge-Offs on such Distribution Date.

       1 Total amount of Class A Investor Charge-Offs:                                    0.00
       2 Amount of Class A Investor Charge-Offs                                           0.00
         per $1,000 original certificate principal amount:
       3 Total amount reimbursed in respect of Class A Investor Charge-Offs:              0.00
       4 Amount reimbursed in respect of Class A Investor Charge-Offs                     0.00
         per $1,000 original certificate principal amount:
       5 The amount, if any, by which the outstanding principal                           0.00
         balance of the Class A Certificate exceeds the Class A Invested
         Amount after giving effect to all transactions on such
         Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

       1 The total amount of the distribution:                                      574,400.60
       2 Amount of the distribution in respect of Class B monthly interest:         574,400.60
       3 Amount of the distribution in respect of Class B outstanding monthly
         interest:                                                                        0.00
       4 Amount of the distribution in respect of Class B additional interest:            0.00
       5 Amount of the distribution in respect of Class B principal:                      0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

       1 The amount of reductions in Class B Invested Amount                              0.00
       2 The amount of reductions in the Class B Invested Amount set forth in             0.00
         paragraph 1 above, per $1,000 original certificate principal amount:
       3 The total amount reimbursed in respect of such reductions                        0.00
         in the Class B Invested Amount:
       4 The total amount set forth in paragraph 3 above, per $1,000                      0.00
         original certificate principal amount:
       5 The amount, if any, by which the outstanding principal balance                   0.00
          of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

       1 Total amount distributed to the Collateral Interest Holder:                374,222.69
       2 Amount distributed in respect of Collateral Monthly Interest:              374,222.69
       3 Amount distributed in respect of Collateral Additional Interest:                 0.00
       4 The amount distributed to the Collateral Interest Holder in respect              0.00
         of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

       1 The amount of reductions in the Collateral Invested Amount.                      0.00
       2 The total amount reimbursed in respect of such reductions in the                 0.00
         Collateral Invested Amount

J. Application of Reallocated Investor Finance Charge Collections.


                                                   Available            Due            Paid       Shortfall

        1 Allocated Class A Available Funds      9,243,175.73
          a Reserve Account Release                      0.00
          b PFA Investment Earnings                      0.00
          c Class A Available Funds              9,243,175.73

        2 Class A Available Funds                9,243,175.73
          a Class A Monthly Interest                               2,585,364.91   2,585,364.91        0.00
          b Class A Servicing Fee                                    880,000.00     880,000.00        0.00
          c Class A Investor Default Amount                        3,788,960.95   3,788,960.95        0.00
          d Class A Excess                       1,988,849.86

        2 Class B Available Funds                1,978,179.65
          a Class B Monthly Interest                                 574,400.60     574,400.60        0.00
          b Class B Servicing Fee                                    188,333.33     188,333.33        0.00
          c Class B Excess                       1,215,445.72

        3 Collateral Available Funds             1,172,902.98
          a Collateral Servicing Fee                                 111,666.67     111,666.67        0.00
          b Collateral Excess                    1,061,236.31

        4 Class D Available Funds
          a Class D Available Funds                735,252.61
          b Class D Servicing Fee                                     70,000.00      70,000.00        0.00
          c Class D Excess                         665,252.61

        5 Total Excess Spread                    4,930,784.52

K. Application of Excess Spread and Excess
   Finance Charge Collections
                                                   Available            Due              Paid       Shortfall
        1 Available Excess Spread                4,930,784.52
        2 Excess Fin Charge Coll                         0.00
               from Other Series
        3 Available Funds                        4,930,784.52
        2 Class A Required Amount Shortfalls                               0.00           0.00        0.00
        3 Class B Defaults                                           810,895.05     810,895.05        0.00
        4 Monthly Servicing Fee                                            0.00           0.00        0.00
        5 Collateral Monthly Interest                                374,222.69     374,222.69        0.00
        6 Collateral Default Amount                                  480,796.18     480,796.18        0.00
        7 Reserve Account Deposit                                          0.00           0.00        0.00
        9 Class D Monthly Interest                                         0.00           0.00        0.00
       10 Class D Default Amount                                     301,394.62     301,394.62        0.00
        8 Other CIA Amounts Owed                                           0.00           0.00        0.00
       11 Excess Fin Coll for Other Series                                 0.00           0.00        0.00
       12 Excess Spread                          2,963,475.97
       13 Writedowns
                         a Class A                       0.00
                         b Class B                       0.00
                         c CIA                           0.00
                         d Class D                       0.00

L. Reallocated Principal Collections

       3 Total Principal Collections Allocable                   74,397,716.61
       4 Principal Required to Fund the Required Amount                   0.00
       5 Shared Principal Collections from other Series                   0.00
       6 Other Amounts Treated as Principal Collections           5,382,046.81
       7 Available Principal Collections                         79,779,763.42

M. Application of Principal Collections during Revolving Period

       1 Collateral Invested Amount                              67,000,000.00
       2 Required Collateral Invested Amount                     67,000,000.00
       3 Amount used to pay Excess CIA                                    0.00
       4 Available Principal Collections                         79,779,763.42

       5 Class D                                                 42,000,000.00
       6 Required Class D                                        42,000,000.00
       7 Amount used to pay Excess Class D                                0.00
       8 Available Principal Collections                         79,779,763.42

N. Application of Principal Collections during the Accumulation Period

   1 Available Principal Collections                             79,779,763.42
        a Controlled Deposit Amount                                       0.00
        b Minimum of Avail Prin Coll and CDA                              0.00
        c Controlled Deposit Amount Shortfall                             0.00
        d Amount Deposited in PFA for Class A                             0.00
        e Draw from PFA to pay Class A Principal                          0.00
        f Class A Adjusted Invested Amount                      528,000,000.00

   2 Remaining Principal Collections Available                            0.00
       a Remaining PFA Balance                                            0.00
       b Beginning Class B Outstanding Amount                   113,000,000.00
       c Beginning Class B Adjusted Invested Amount             113,000,000.00
       d Amount Deposited in PFA for Class B                              0.00
       e Draw from PFA to pay Class B Principal                           0.00
       f Class B Adjusted Invested Amount                       113,000,000.00

   3 Remaining Principal Collections Available                            0.00
       a Remaining CIA Amount                                    67,000,000.00
       b Principal Paid to CIA                                            0.00
       c CIA at the end of the Period                            67,000,000.00

   4 Remaining Principal Collections Available                            0.00
       a Remaining Class D Amount                                42,000,000.00
       b Principal Paid to Class D                                        0.00
       c Class D at the end of the Period                        42,000,000.00

       Class A Principal Paid to Investors                                0.00
       Ending Class A Outstanding Amount                        528,000,000.00
       Ending Class B Outstanding Amount                        113,000,000.00

   5 Shared Principal Collections                                         0.00

N. Application of Principal Collections during Early
   Amortization Period

   1 Principal Collections Available                                      0.00
       a Remaining Class A Adjusted Invested Amount             528,000,000.00
       b Principal Paid to Class A                                        0.00
       c End of Period Class A Adjusted Invested Amount         528,000,000.00

   2 Remaining Principal Collections Available                            0.00
       a Remaining Class B Adjusted Invested Amount             113,000,000.00
       b Principal Paid to Class B                                        0.00
       c End of Period Class B Adjusted Invested Amount         113,000,000.00

   3 Remaining Principal Collections Available                            0.00
       a Remaining Collateral Invested Amount                    67,000,000.00
       b Principal Paid to CIA                                            0.00
       c Collateral Invested Amount at the end of the Period     67,000,000.00

   4 Remaining Principal Collections Available                            0.00
       a Remaining Class D Amount                                42,000,000.00
       b Principal Paid to Class D                                        0.00
       c Class D at the end of the Period                        42,000,000.00

O. Yield and Base Rate


   1 Base Rate
       a Current Monthly Period                         7.30%
       b Prior Monthly Period                           7.47%
       c Second Prior Monthly Period                    7.52%

         Three Month Average Base Rate                                    7.43%

   2 Series Adjusted Portfolio Yield
       a Current Monthly Period                        12.40%
       b Prior Monthly Period                          12.31%
       c Second Prior Monthly Period                   11.60%

         Three Month Average Series Adjusted Portfolio Yield             12.10%

   3 Excess Spread
       a Current Monthly Period                         5.09%
       b Prior Monthly Period                           4.84%
       c Second Prior Monthly Period                    4.08%

         Three Month Average Excess Spread                                4.67%






                              1998-2 Trustee



                  Partners First Credit Card Master Trust

                               Series 1998-2



     The undersigned, a duly authorized representative of Partners First Holdings LLC ("Holdings"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of June 26, 1998 (as amended and supplemented, the "Pooling and Servicing Agreement"), among Holdings, Partners First Receivables Funding LLC ("Funding"), as Transferor and The Bank of New York, as trustee (the "Trustee"), does hereby certify as follows:

     1. Capitalized terms used in this Certificate have been defined in the Agreement or the Series 1998-2 Supplement dated as of June 26, 1998, among Holdings Funding and the Trustee (as amended and supplemented, the "Supplement"), as applicable.

     2. Holdings is the Servicer

     3. The undersigned is a Servicing Officer.

I.  INSTRUCTION TO MAKE A WITHDRAWAL

The Servicer does hereby instruct the Trustee (i) to make withdrawals from the Collection Account on 11/16/98 which date is a Distribution Date under the Supplement, in the aggregate amounts (equal to the Class A Available Funds, Class B Available Funds and Collateral Available Funds, respectively) as set forth below in respect of the following amounts (ii) to apply the proceeds of such withdrawals in accordance with the Supplement.

With respect to the Class A Certificates

A)          (1)  Interest at the Class A
        Certificate Rate for the related
        Interest Period on the Class A Invested
        Amount ....................................        $2,585,364.91
            (2)  Class A Monthly Interest
        previously due but not paid...............                 $0.00
            (3)  Class A Additional Interest
        and any Class A Additional Interest due
        but not paid .............................                 $0.00

B)          (1)  The Class A Servicing Fee for
        the preceding Monthly Period , if
        applicable................................           $880,000.00
            (2)  Accrued and unpaid Class A
        Servicing Fees, if applicable............                  $0.00

C)       Class A Investor Default Amount
        for the preceding Monthly Period.........          $3,788,960.95

With respect to the Class B Certificates

A)          (1)  Interest at the Class B
        Certificate Rate for the preceding
        Monthly Period on the Class B Invested
        Amount ...................................           $574,400.60
            (2)  Class B Monthly Interest
        previously due but not paid..............                  $0.00
            (3)  Class B Additional Interest
        and any Class B Additional Interest
        previously due but not paid..............                  $0.00

B)          (1)  The Class B Servicing Fee for
        the preceding Monthly Period, if
        applicable...................................        $188,333.33
            (2)  Accrued and unpaid Class B
        Servicing Fees, if applicable...............               $0.00

With respect to the Collateral Interest

A)          (1)  The Collateral Servicing Fee
        for the preceding Monthly Period, if
        applicable.................................          $111,666.67
            (2)  Accrued and unpaid Collateral
        Servicing Fee, if applicable...............                $0.00

B)          (1)  The Class D Servicing Fee
        for the preceding Monthly Period, if
        applicable.................................           $70,000.00
            (2)  Accrued and unpaid Class D
        Servicing Fee, if applicable...............                $0.00

        The Servicer hereby instructs
        the Trustee (i) to make
        withdrawals from the Collection
        Account on 16-Nov-9 which date
        is a Distribution Date under the
        Supplement, in the aggregate
        amounts (equal to the Available
        Principal Collections) as set
        forth below in respect of the
        following amounts and (ii) to
        apply the proceeds of such
        withdrawals.

C)          (1)  The excess, if any, of
                 the Collateral Invested
                 Amount over the
                 Required Collateral
                 Invested Amount paid to
                 the Collateral Interest
                 Holder pursuant to the
                 Loan Agreement....................                $0.00
            (2)  Amount to be treated as
                 Shared Principal
                 Collections.......................                $0.00

With respect to the Class D Certificates

A)          (1)  The excess, if any, of the
                 Class D Amount
                 over the Required Class D
                 Invested Amount paid to the
                 Class D Holder.....................               $0.00
            (2)  Amount to be treated as
                 Shared Principal
                 Collections........................               $0.00

With Respect to Principal

A)          (1)  The Lesser of the Controlled
        Deposit Amount and the sum of the Class
        A Adjusted Invested Amount and the
        Class B Adjusted Invested Amount
        deposited in the Principal
        Funding Account............................                $0.00
            (2)  After the Class B Invested
        Amount is paid in full, the amount
        paid to the Collateral Interest
        Holder (up to the Collateral
        Invested Amount) pursuant to the
        Loan Agreement.............................                $0.00
            (3)  Prior to the date the Class B
        Invested Amount is paid in full, excess
        of the Collateral Invested Amount over
        the Required Collateral Invested Amount
        paid to the Collateral Interest Holder
        pursuant to the Loan Agreement.............                $0.00
            (4)  Prior to the date the Class B
        Invested Amount is paid in full,
        amount to be treated as Shared
        Principal Collections.....................                 $0.00

            (1)  An amount up to the Class A
        Adjusted Invested Amount deposited
        in the Principal Funding Account..........                 $0.00
            (2)  On and after the Distribution
        Date on which the Class A Invested Amount
        deposited in the Principal Funding
        Account...................................                 $0.00
            (3)  On and after the Distribution
        Date on which the Class B Invested Amount
        is paid in full, an amount up to the
        Collateral Invested Amount paid to the
        Collateral Interest Holder pursuant to
        the Loan Agreement........................                 $0.00

The Servicer does hereby instruct the Trustee to apply on 11/16/98 which date is a Distribution
Date under the Supplement, any Excess Spread which is allocated to Series 1998-2 as follows:

A)      Class A Required Amount applied in
        the priority set forth...................                  $0.00

B)      Aggregate amount of Class A
        Investor Charge-Offs not
        previously reimbursed allocated to
        Available Principal Collections...........                 $0.00

C)      Class B Required Amount applied
        first in the priority set forth and
        any remaining amount up to the
        Class B Investor Default Amount
        allocated to Available Principal
        Collections...............................           $810,895.05

D)      The amount by which the "Class B
        Invested Amount" has been reduced
        pursuant to clauses (c), (d) and
        (e) of the definition thereof
        allocated to Available Principal
        Collections...............................                 $0.00

E)          (1)  Collateral Monthly Interest......           $374,222.69
            (2)  Collateral Monthly Interest
        previously due but not paid...............                 $0.00
            (3)  Collateral Additional Interest and
        any Collateral Additional Interest
        previously due and not paid................                $0.00

F)      Monthly Servicing Fee for such
        Distribution Date that has not been
        paid to the Servicer and any Monthly
        Servicing Fee previously due but not
        paid to the Servicer.......................                $0.00

G)      Collateral Default Amount
        allocated to Available Principal
        Collections................................          $480,796.18

H)      The amount by which the "Collateral
        Invested Amount" has been reduced
        pursuant to the definition thereof and
        allocated to Available Principal
        Collections................................                $0.00

I)      The excess of the Required Reserve
        Account Amount over the Available
        Reserve Amount deposited into the
        Reserve Account............................                $0.00

J)      Paid to the Collateral Interest
        Holder pursuant to the Loan
        Agreement..................................                $0.00

K)      Treated as Excess Finance Charge
        Collections and allocated to other
        Series or paid to the Holders of
        the Transferor Certificates...............         $2,963,475.97


The Servicer does hereby instruct the Trustee to apply on 11/16/98 which is a Distribution Date under the Pooling and Servicing agreement, $0.0 of Reallocated Principal Collections to fund any deficiencies in the Required Amount after applying Class A Available Funds, Class B
Available Funds, Excess Spread and Excess
Finance Charge Collections thereto.


II.   INSTRUCTION TO MAKE CERTAIN PAYMENTS

The Servicer does hereby instruct the Trustee to pay in accordance with the Supplement from the Collection Account or the Principal Funding Account, as applicable, on 11/16/98 which date is a Payment Date under the Supplement, the following amounts as set forth below:

A)      Interest to be distributed to Class
        A Certificate holders..................            $2,585,364.91

B)      On the Expected Final Payment Date
        or a Special Payment Date,
        principal to be distributed to the
        Class A Certificateholders.............                    $0.00

C)      Interest to be distributed to Class
        B Certificateholders...................              $574,400.60

D)      On the Expected Final Payment Date
        or a Special Payment Date, on or
        after the date Class A Invested
        Amount is paid in full, principal
        to be distributed to the Class B
        Certificateholders.....................                    $0.00

E)      Interest to be distributed to the
        Collateral Interest Holder.............              $374,222.69

F)      On the Expected Final Payment Date
        After the date Class A and Class
        B Invested Amounts are paid in full,
        principal to be distributed to
        the Collateral Interest
        Holder.................................                    $0.00

III.   ACCRUED AND UNPAID AMOUNTS

        After giving effect to the
withdrawals and transfers to be made in
accordance with this notice, the
following amounts will be accrued and
unpaid with respect to all Monthly
Periods preceding the current calendar
month.

   1.   The aggregate amount of all
        unreimbursed Class A Investor
        Charge-Offs................................                $0.00

   2.   The aggregate amount by which the
        Class B Invested Amount has been
        reduced.....................................               $0.00

   3.   The aggregate amount by which the
        Collateral Invested Amount has
        been reduced.................................              $0.00

   4.   The aggregate amount by which the
        Collateral Invested Amount has
        been reduced..................................             $0.00


IN WITNESS WHEREOF, the undersigned has duly executed this Certificate on 11/16/98


                PARTNERS FIRST RECEIVABLES FUNDING, LLC

                by /s/ Mark Norwicz
                  -------------------------------------
                   Name:  Mark Norwicz
                   Title: Treasurer







                               Series 1998-3


A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                             15-Oct-98
Current Payment Date                          16-Nov-98
Actual / 360 Days                                32                32               32                32
30 / 360 Days                                    31                31               31                31
Fixed / Floating                              Floating          Floating         Floating          Floating
                                               Class A           Class B     Collateral Invested    Class D            Total
                                                                                  Amount
Certificate Rate                                     5.539%           5.769%            6.384%           0.000%
Initial Balance                              528,000,000.00   113,000,000.00     67,000,000.00    42,000,000.00    750,000,000.00
Required Transferor Amount                                                                                          52,500,000.00
Total Initial Amount                                                                                               802,500,000.00

Beginning Outstanding Amount                 528,000,000.00   113,000,000.00     67,000,000.00    42,000,000.00    750,000,000.00
Ending Outstanding Amount                    528,000,000.00   113,000,000.00     67,000,000.00    42,000,000.00    750,000,000.00

Beginning Invested Amount                    528,000,000.00   113,000,000.00     67,000,000.00    42,000,000.00    750,000,000.00
Ending Invested Amount                       528,000,000.00   113,000,000.00     67,000,000.00    42,000,000.00    750,000,000.00

Beginning Adjusted Invested Amount           528,000,000.00   113,000,000.00     67,000,000.00    42,000,000.00    750,000,000.00
Ending Adjusted Invested Amount              528,000,000.00   113,000,000.00     67,000,000.00    42,000,000.00    750,000,000.00

Principal Allocation Percentage                      70.40%           15.07%             8.93%            5.60%           100.00%
Floating Allocation Percentage                       70.40%           15.07%             8.93%            5.60%           100.00%
Principal Collections                         52,375,992.49    11,209,255.97      6,646,196.02     4,166,272.13     74,397,716.61
Realloc Finance Charge Collections             8,353,881.35     1,787,857.18      1,060,056.91       664,513.29     11,866,308.74
YSA Draw                                                                                                             1,250,000.00
YSA Investment Proceeds                                                                                                 38,260.01
Realloc Finance Charge plus YSA Draw           9,260,816.40     1,981,955.03      1,175,141.48       736,655.85     13,154,568.75
Monthly Interest                               2,599,444.91       579,422.82        380,178.25             0.00      3,559,045.97
Investor Default Amount (Net)                  3,788,960.95       810,895.05        480,796.18       301,394.62      5,382,046.81
Monthly Servicing Fee                            880,000.00       188,333.33        111,666.67        70,000.00      1,250,000.00
Total Due                                      7,268,405.86     1,578,651.20        972,641.10       371,394.62     10,191,092.78

Reallocated Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                          13,154,568.75
Series Adjusted Portfolio Yield                                                                                            12.44%
Base Rate                                                                                                                   7.34%


Series Parameters
                         Revolving Period (Y/N)                                      Y
                         Accumulation Period (Y/N)                                   N
                         Early Amortization (Y/N)                                    N
                         Controlled Accumulation Period                            12.00
                         Holdings is Servicer                                        Y
                         Paydown Excess CIA (Y/N)                                    Y
                         Paydown Excess Class D (Y/N)                                Y
                         Controlled Accumulation Amount                          53,416,666.67
                         Controlled Deposit Amount                               53,416,666.67
                         Ending Controlled Deposit Amount Shortfalll                      0.00

Funding Accounts
                         Beginning Principal Funding Account Balance                      0.00
                         Principal Funding Account Deposit                                0.00
                         Ending Principal Funding Account Balance                         0.00
                         Principal Funding Investment Proceeds                            0.00

                         Yield Supplement Account Beginning Balance               7,500,000.00
                         Yield Supplement Account Release                         1,250,000.00
                         Yield Supplement Account Ending Balance                  6,250,000.00

                         Reserve Account Beginning Balance                                0.00
                         Required Reserve Account Amount                                  0.00
                         Funds Deposited into Reserve Account                             0.00
                         Ending Reserve Account Balance                                   0.00


C. Certificate Balances and Distrubutions
                                               Class A           Class B            CIA            Class D            Total
         Beginning Balance                 528,000,000.00   113,000,000.00     67,000,000.00    42,000,000.00    750,000,000.00
         Interest Distributions              2,599,444.91       579,422.82        380,178.25             0.00      3,559,045.97
             PFA Deposits                            0.00                                                                  0.00
         Principal Distributions                     0.00             0.00              0.00             0.00              0.00
         Total Distributions                 2,599,444.91       579,422.82        380,178.25             0.00      3,559,045.97
         Ending Certificate Balance        528,000,000.00   113,000,000.00     67,000,000.00    42,000,000.00    750,000,000.00
              Pool Factor                          100.00%          100.00%           100.00%          100.00%
         Total Distribution Per $1,000             4.9232           5.1276            5.6743           0.0000
         Interest Distribution Per $1,000          4.9232           5.1276            5.6743           0.0000
         Principal Distribution Per $0.0000        0.0000            0.0000           0.0000

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount:

       1 Total amount of the distribution:                                         2,599,444.91
       2 Amount of the distribution in respect of Class A Monthly Interest:        2,599,444.91
       3 Amount of the distribution in respect of Class A Outstanding Monthly
         Interest:                                                                         0.00
       4 Amount of the distribution in respect of Class A Additional Interest:             0.00
       5 Amount of the distribution in respect of Class A Principal:                       0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

       1 Total amount of Class A Investor Charge-Offs:                                     0.00
       2 Amount of Class A Investor Charge-Offs                                            0.00
         per $1,000 original certificate principal amount:
       3 Total amount reimbursed in respect of Class A Investor Charge-Offs:               0.00
       4 Amount reimbursed in respect of Class A Investor Charge-Offs                      0.00
         per $1,000 original certificate principal amount:
       5 The amount, if any, by which the outstanding principal                            0.00
         balance of the Class A Certificate exceeds the Class A Invested
         Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

       1 The total amount of the distribution:                                       579,422.82
       2 Amount of the distribution in respect of Class B monthly interest:          579,422.82
       3 Amount of the distribution in respect of Class B outstanding monthly
         interest:                                                                         0.00
       4 Amount of the distribution in respect of Class B additional interest:             0.00
       5 Amount of the distribution in respect of Class B principal:                       0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

       1 The amount of reductions in Class B Invested Amount                               0.00
       2 The amount of reductions in the Class B Invested Amount set forth in              0.00
         paragraph 1 above, per $1,000 original certificate principal amount:
       3 The total amount reimbursed in respect of such reductions                         0.00
         in the Class B Invested Amount:
       4 The total amount set forth in paragraph 3 above, per $1,000                       0.00
         original certificate principal amount:
       5 The amount, if any, by which the outstanding principal balance                    0.00
          of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

       1 Total amount distributed to the Collateral Interest Holder:                 380,178.25
       2 Amount distributed in respect of Collateral Monthly Interest:               380,178.25
       3 Amount distributed in respect of Collateral Additional Interest:                  0.00
       4 The amount distributed to the Collateral Interest Holder in respect               0.00
         of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

       1 The amount of reductions in the Collateral Invested Amount.                       0.00
       2 The total amount reimbursed in respect of such reductions in the                  0.00
         Collateral Invested Amount


J. Application of Reallocated Investor Finance Charge Collections.

                                                  Available            Due            Paid         Shortfall
       1 Allocated Class A Available Funds      9,260,816.40
         a Reserve Account Release                      0.00
         b PFA Investment Earnings                      0.00
         c Class A Available Funds              9,260,816.40

       2 Class A Available Funds                9,260,816.40
         a Class A Monthly Interest                               2,599,444.91     2,599,444.91       0.00
         b Class A Servicing Fee                                    880,000.00       880,000.00       0.00
         c Class A Investor Default Amount                        3,788,960.95     3,788,960.95       0.00
         d Class A Excess                       1,992,410.54

       2 Class B Available Funds                1,981,955.03
         a Class B Monthly Interest                                 579,422.82       579,422.82       0.00
         b Class B Servicing Fee                                    188,333.33       188,333.33       0.00
         c Class B Excess                       1,214,198.87

       3 Collateral Available Funds             1,175,141.48
         a Collateral Servicing Fee                                 111,666.67       111,666.67       0.00
         b Collateral Excess                    1,063,474.81

       4 Class D Available Funds
         a Class D Available Funds                736,655.85
         b Class D Servicing Fee                                     70,000.00        70,000.00       0.00
         c Class D Excess                         666,655.85

       5 Total Excess Spread                    4,936,740.07

K. Application of Excess Spread and Excess
   Finance Charge Collections

                                                  Available            Due              Paid        Shortfall

        1 Available Excess Spread                4,936,740.07
        2 Excess Fin Charge Coll                         0.00
               from Other Series
        3 Available Funds                        4,936,740.07
        2 Class A Required Amount Shortfalls                               0.00             0.00      0.00
        3 Class B Defaults                                           810,895.05       810,895.05      0.00
        4 Monthly Servicing Fee                                            0.00             0.00      0.00
        5 Collateral Monthly Interest                                380,178.25       380,178.25      0.00
        6 Collateral Default Amount                                  480,796.18       480,796.18      0.00
        7 Reserve Account Deposit                                          0.00             0.00      0.00
        9 Class D Monthly Interest                                         0.00             0.00      0.00
       10 Class D Default Amount                                     301,394.62       301,394.62      0.00
        8 Other CIA Amounts Owed                                           0.00             0.00      0.00
       11 Excess Fin Coll for Other Series                                 0.00             0.00      0.00
       12 Excess Spread                          2,963,475.97
       13 Writedowns
                        a Class A                       0.00
                        b Class B                       0.00
                        c CIA                           0.00
                        d Class D                       0.00

L. Reallocated Principal Collections

       3 Total Principal Collections Allocable                  74,397,716.61
       4 Principal Required to Fund the Required Amount                  0.00
       5 Shared Principal Collections from other Series                  0.00
       6 Other Amounts Treated as Principal Collections          5,382,046.81
       7 Available Principal Collections                        79,779,763.42

M. Application of Principal Collections during Revolving Period

       1 Collateral Invested Amount                             67,000,000.00
       2 Required Collateral Invested Amount                    67,000,000.00
       3 Amount used to pay Excess CIA                                   0.00
       4 Available Principal Collections                        79,779,763.42

       5 Class D                                                42,000,000.00
       6 Required Class D                                       42,000,000.00
       7 Amount used to pay Excess Class D                               0.00
       8 Available Principal Collections                        79,779,763.42

N. Application of Principal Collections during the Accumulation Period

   1 Available Principal Collections                            79,779,763.42
       a Controlled Deposit Amount                                       0.00
       b Minimum of Avail Prin Coll and CDA                              0.00
       c Controlled Deposit Amount Shortfall                             0.00
       d Amount Deposited in PFA for Class A                             0.00
       e Draw from PFA to pay Class A Principal                          0.00
       f Class A Adjusted Invested Amount                      528,000,000.00

   2 Remaining Principal Collections Available                           0.00
       a Remaining PFA Balance                                           0.00
       b Beginning Class B Outstanding Amount                  113,000,000.00
       c Beginning Class B Adjusted Invested Amount            113,000,000.00
       d Amount Deposited in PFA for Class B                             0.00
       e Draw from PFA to pay Class B Principal                          0.00
       f Class B Adjusted Invested Amount                      113,000,000.00

   2 Remaining Principal Collections Available                           0.00
        a Remaining CIA Amount                                  67,000,000.00
        b Principal Paid to CIA                                          0.00
        c CIA at the end of the Period                          67,000,000.00

   3 Remaining Principal Collections Available                           0.00
        a Remaining Class D Amount                              42,000,000.00
        b Principal Paid to Class D                                      0.00
        c Class D at the end of the Period                      42,000,000.00

    Class A Principal Paid to Investors                                  0.00
    Ending Class A Outstanding Amount                          528,000,000.00
    Ending Class B Outstanding Amount                          113,000,000.00

    4 Shared Principal Collections                                       0.00


N. Application of Principal Collections during Early Amortization Period

   1 Principal Collections Available                                     0.00
       a Remaining Class A Adjusted Invested Amont             528,000,000.00
       b Principal Paid to Class A                                       0.00
       c End of Period Class A Adjusted Invested Amount        528,000,000.00

   2 Remaining Principal Collections Available                           0.00
       a Remaining Class B Adjusted Invested Amount            113,000,000.00
       b Principal Paid to Class B                                       0.00
       c End of Period Class B Adjusted Invested Amount        113,000,000.00

   3 Remaining Principal Collections Available                           0.00
       a Remaining Collateral Invested Amount                   67,000,000.00
       b Principal Paid to CIA                                           0.00
       c Collateral Invested Amount at the end of the Period    67,000,000.00

   4 Remaining Principal Collections Available                           0.00
       a Remaining Class D Amount                               42,000,000.00
       b Principal Paid to Class D                                       0.00
       c Class D at the end of the Period                       42,000,000.00

O. Yield and Base Rate

    1 Base Rate
        a Current Monthly Period                         7.34%
        b Prior Monthly Period                           7.51%
        c Second Prior Monthly Period                    7.56%

      Three Month Average Base Rate                                       7.47%

    2 Series Adjusted Portfolio Yield
        a Current Monthly Period                        12.44%
        b Prior Monthly Period                          12.35%
        c Second Prior Monthly Period                   11.63%

      Three Month Average Series Adjusted Portfolio Yield                12.14%

    3 Excess Spread
        a Current Monthly Period                         5.10%
        b Prior Monthly Period                           4.84%
        c Second Prior Monthly Period                    4.07%

      Three Month Average Excess Spread                                   4.67%







                               1998-3 Trustee



                  Partners First Credit Card Master Trust

                               Series 1998-3



     The undersigned, a duly authorized
representative of Partners First
Holdings LLC ("Holdings"), as Servicer
pursuant to the Pooling and Servicing
Agreement dated as of June 26, 1998 (as
amended and supplemented, the "Pooling
and Servicing Agreement"), among
Holdings, Partners First Receivables
Funding LLC ("Funding"), as Transferor
and The Bank of New York, as trustee
(the "Trustee"), does hereby certify as
follows:

     1. Capitalized terms used in this
        Certificate have been defined in
        the Agreement or the Series
        1998-3 Supplement dated as of
        June 26, 1998, among Holdings
        Funding and the Trustee (as
        amended and supplemented, the
        "Supplement"), as applicable.

     2. Holdings is the Servicer

     3. The undersigned is a Servicing
        Officer.

I.  INSTRUCTION TO MAKE A WITHDRAWAL

The Servicer does hereby instruct the
Trustee (i) to make withdrawals from the Collection Account on 11/16/98 which date is a Distribution Date under the Supplement, in the aggregate amounts (equal to the Class A Available Funds, Class B Available
Funds and Collateral Available Funds,
respectively) as set forth below in
respect of the following amounts (ii)
to apply the proceeds of such withdrawals in accordance with the Supplement.

With respect to the Class A Certificates

A)          (1)  Interest at the Class A
        Certificate Rate for the related
        Interest Period on the Class A
        Invested Amount ........................           $2,599,444.91
            (2)  Class A Monthly Interest
        previously due but not paid.............                   $0.00
            (3)  Class A Additional Interest
        and any Class A Additional Interest
        due but not paid ........................                  $0.00

B)          (1)  The Class A Servicing Fee for
        the preceding Monthly Period , if
        applicable...............................            $880,000.00
            (2)  Accrued and unpaid Class A
        Servicing Fees, if applicable............                  $0.00

C)       Class A Investor Default Amount
        for the preceding Monthly Period.........          $3,788,960.95

With respect to the Class B Certificates

A)          (1)  Interest at the Class B
        Certificate Rate for the preceding
        Monthly Period on the Class B Invested
        Amount ..................................            $579,422.82
            (2)  Class B Monthly Interest
        previously due but not paid.............                   $0.00
            (3)  Class B Additional Interest
        and any Class B Additional Interest
        previously due but not paid.............                   $0.00

B)          (1)  The Class B Servicing Fee for
        the preceding Monthly Period, if
        applicable..............................             $188,333.33
            (2)  Accrued and unpaid Class B
        Servicing Fees, if applicable...........                   $0.00

With respect to the Collateral Interest

A)          (1)  The Collateral Servicing Fee
        for the preceding Monthly Period, if
        applicable...............................            $111,666.67
            (2)  Accrued and unpaid Collateral
        Servicing Fee, if applicable............                   $0.00

B)          (1)  The Class D Servicing Fee
        for the preceding Monthly Period, if
        applicable..............................              $70,000.00
            (2)  Accrued and unpaid Class D
        Servicing Fee, if applicable............                   $0.00

        The Servicer hereby instructs
        the Trustee (i) to make
        withdrawals from the Collection
        Account on 16-Nov-9 which date
        is a Distribution Date under the
        Supplement, in the aggregate
        amounts (equal to the Available
        Principal Collections) as set
        forth below in respect of the
        following amounts and (ii) to
        apply the proceeds of such
        withdrawals.

C)              The excess, if any, of
                the Collateral Invested
                Amount over the Required
                Collateral Invested
                Amount paid to the
                Collateral Interest
                Holder pursuant to the
                Loan Agreement..................                   $0.00
                Amount to be treated as
                Shared Principal
                Collections.....................                   $0.00

With respect to the Class D Certificates

A)              The excess, if any, of the
                Class D Amount
                over the Required Class D
                Invested Amount paid to the
                Class D Holder......................               $0.00
                Amount to be treated as
                Shared Principal
                Collections.........................               $0.00

With Respect to Principal

A)        (1)   The Lesser of the Controlled
        Deposit Amount and the sum of
        the Class A Adjusted Invested
        Amount and the Class B Adjusted
        Invested Amount deposited in the
        Principal Funding Account..................                $0.00
          (2)   After the Class B Invested
        Amount is paid in full, the amount
        paid to the Collateral Interest
        Holder (up to the Collateral
        Invested Amount) pursuant to the
        Loan Agreement............................                 $0.00
          (3)   Prior to the date the Class B
        Invested Amount is paid in full,
        excess of the Collateral
        Invested Amount over the
        Required Collateral Invested
        Amount paid to the Collateral
        Interest Holder
        pursuant to the Loan Agreement.............                $0.00
          (4)   Prior to the date the Class B
        Invested Amount is paid in full,
        amount to be treated as Shared
        Principal Collections.....................                 $0.00

          (1)   An amount up to the Class A
        Adjusted Invested Amount deposited
        in the Principal Funding Account.........                  $0.00
          (2)   On and after the Distribution
        Date on which the Class A Invested Amount
        deposited in the Principal Funding
        Account...................................                 $0.00
          (3) On and after the
        Distribution Date on which the
        Class B Invested Amount is paid
        in full, an amount up to the
        Collateral Invested Amount paid
        to the Collateral Interest
        Holder pursuant to the
        Loan Agreement............................                 $0.00

The Servicer does hereby instruct the
Trustee to apply on 11/16/98 which date is a Distribution Date under the Supplement, any Excess Spread which is allocated to Series
1998-3 as follows:

A)      Class A Required Amount applied in
        the priority set forth..................                   $0.00

B)      Aggregate amount of Class A
        Investor Charge-Offs not
        previously reimbursed allocated to
        Available Principal Collections...........                 $0.00

C)      Class B Required Amount applied
        first in the priority set forth
        and any remaining amount up to
        the Class B Investor Default
        Amount allocated to Available
        Principal Collections.....................           $810,895.05

D)      The amount by which the "Class B
        Invested Amount" has been
        reduced pursuant to clauses (c),
        (d) and (e) of the definition
        thereof allocated to Available
        Principal
        Collections............................                   $0.00

E)         (1)   Collateral Monthly Interest....            $380,178.25
           (2)   Collateral Monthly Interest
        previously due but not paid............                   $0.00
           (3)   Collateral Additional Interest
        and any Collateral Additional Interest
        previously due and not paid............                   $0.00

F)      Monthly Servicing Fee for such
        Distribution Date that has not
        been paid to the Servicer and
        any Monthly Servicing Fee
        previously due but not paid to
        the Servicer..........................                    $0.00

G)      Collateral Default Amount
        allocated to Available Principal
        Collections...........................              $480,796.18

H)      The amount by which the
        "Collateral Invested Amount" has
        been reduced pursuant to the
        definition thereof and allocated
        to Available Principal Collections.........               $0.00

I)      The excess of the Required Reserve
        Account Amount over the Available
        Reserve Amount deposited into the
        Reserve Account..........................                 $0.00

J)      Paid to the Collateral Interest
        Holder pursuant to the Loan
        Agreement................................                 $0.00

K)      Treated as Excess Finance Charge
        Collections and allocated to other
        Series or paid to the Holders of
        the Transferor Certificates.............          $2,963,475.97


The Servicer does hereby instruct the
Trustee to apply on 11/16/98 which is a
Distribution Date under the Pooling and
Servicing agreement, $0.0 of Reallocated
Principal Collections to fund any
deficiencies in the Required Amount
after applying Class A Available Funds,
Class B Available Funds, Excess Spread
and Excess Finance Charge Collections
thereto.

II.   INSTRUCTION TO MAKE CERTAIN PAYMENTS

The Servicer does hereby instruct the
Trustee to pay in accordance with the
Supplement from the Collection Account
or the Principal Funding Account, as
applicable, on 11/16/98 which date is
a Payment Date under the Supplement, the following amounts as set forth below:

A)      Interest to be distributed to Class
        A Certificate holders...................           $2,599,444.91

B)      On the Expected Final Payment Date
        or a Special Payment Date,
        principal to be distributed to the
        Class A Certificateholders.............                    $0.00

C)      Interest to be distributed to Class
        B Certificateholders...................              $579,422.82

D)      On the Expected Final Payment
        Date or a Special Payment Date,
        on or after the date Class A
        Invested Amount is paid in full,
        principal to be distributed to
        the Class B Certificateholders...........                  $0.00

E)      Interest to be distributed to
        the Collateral Interest Holder...........            $380,178.25

F)      On the Expected Final Payment
        Date After the date Class A and
        Class B Invested Amounts are
        paid in full, principal to be
        distributed to the Collateral
        Interest Holder..........................                  $0.00

III.   ACCRUED AND UNPAID AMOUNTS

        After giving effect to the
withdrawals and transfers to be made in
accordance with this notice, the
following amounts will be accrued and
unpaid with respect to all Monthly
Periods preceding the current calendar
month.

   1.   The aggregate amount of all
        unreimbursed Class A Investor
        Charge-Offs............................                    $0.00

   2.   The aggregate amount by which
        the Class B Invested Amount has
        been reduced...........................                    $0.00

   3.   The aggregate amount by which
        the Collateral Invested Amount
        has been reduced.......................                    $0.00

   4.   The aggregate amount by which
        the Collateral Invested Amount
        has been reduced.........................                  $0.00


IN WITNESS WHEREOF, the undersigned has duly executed this Certificate on 11/16/98


                PARTNERS FIRST RECEIVABLES FUNDING, LLC

                by /s/ Mark Norwicz
                  -------------------------------------
                   Name:  Mark Norwicz
                   Title: Treasurer